File No. __________

As filed with the SEC on August 11, 2017

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED PREMIER MUNICIPAL INCOME FUND

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common shares of beneficial interest, $0.01 par value per share	66,006	$15.15 (2)	$999,990.90	$115.90
Preferred shares of beneficial interest (Auction Market Preferred Shares)	40	$25,000.00 (3)	$1,000,000.00	$115.90

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Net asset value per common share on August 8, 2017.
(3)	Represents the liquidation preference of an Auction Market Preferred Share after the Reorganization.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Time is of the essence. Voting only takes a few minutes. Please act now to help the funds avoid additional expenses.

Federated Premier Intermediate Municipal Income Fund (“FPT”) and Federated Premier Municipal Income Fund (“FMN”) (each, a “Fund” and together, the “Funds”) will hold a joint annual meeting of shareholders on October [ ], 2017. It is important for you to vote. We recommend that you read the accompanying Prospectus/Proxy Statement in its entirety.

What is the purpose of the joint annual meeting?

Certain funds are required to obtain shareholder approval for certain types of events, like the ones described here and in the Prospectus/Proxy Statement. As a shareholder of FPT and/or FMN (“Shareholders”) as of the record date (July 26, 2017), you have a right to vote on these events, and we urge you to do so.

What am I being asked to vote on?

Shareholders are being asked to approve:

1.	(For Shareholders of FPT only): To approve or disapprove a proposed Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which FMN or substantially all, of the assets of FPT in exchange for shares of FMN to be distributed pro rata by FPT to its shareholders, in complete liquidation and dissolution of FPT (the “Reorganization”).
2.	(For Shareholders of FMN only): To approve or disapprove a proposed issuance of additional common shares of FMN in connection with the Reorganization pursuant to the Plan (the “Share Issuance”).
3.	(For Shareholders of FPT and FMN separately): To consider the election of J. Christopher Donahue, P. Jerome Richey and John T. Collins as Class II Trustees of each Fund.
4.	(For preferred Shareholders of FPT and FMN separately): To consider the election of Peter E. Madden and John S. Walsh as Trustees of each Fund.
5.	To transact such other business as may properly come before the joint annual meeting or any adjournment thereof.

Holders of common shares (“Common Shareholders”) of FPT and holders of preferred shares (“Preferred Shareholders” and together with the Common Shareholders, as applicable, the “Shareholders”) of FPT will vote on the Reorganization together as a single class. The Preferred Shareholders also will vote on the Reorganization as a separate class. In the election of the Trustees, the holders of each Fund’s Common Shares and Preferred Shares will vote together as a single class. In the election of Trustees for each Fund, the three nominees receiving the highest numbers of votes will be elected. In the election of the two Trustees of each Fund to be elected by the Preferred Shareholders, the holders of each Fund’s Preferred Shares will vote separately as a class. In the election of these Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected. Please refer to the enclosed Prospectus/Proxy Statement, as well as the information below, for details regarding the proposals.

Why is the Reorganization proposed for Federated Premier Intermediate Municipal Income Fund?

The Board of Trustees (“Board”) of each Fund believes that the proposed Reorganization of FPT with and into FMN is in the best interests of its Fund and would not dilute the interests of Shareholders. FMN would continue to pursue its investment strategy, which is substantially similar to FPT’s investment strategy, and FPT Shareholders may benefit from FMN’s historically smaller trading discount, historically higher yield, and larger combined assets. Currently (and historically), FMN’s share price has traded much closer to net asset value (“NAV”) per Common Share than has been the case for FPT. As a result, the proposed Reorganization may provide FPT Shareholders with an immediate increase in market value. Federated Investment Management Company (the “Adviser”) believes FMN's narrower discount is due, in part, to much greater market acceptance of the long-term, leveraged municipal fund structure relative to the intermediate structure. Long-term, leveraged municipal funds, such as FMN, have tended to pay higher yields than intermediate municipal funds. Reorganizing FPT into FMN and continuing to manage the reorganized fund using FMN's current long-term strategy may benefit FPT’s shareholders through a narrower discount.

Following the proposed Reorganization, FMN would have broader yield curve diversity than either FPT or FMN currently has alone. FMN shareholders would benefit from a more conservative effective duration and broader yield curve diversification than is currently the case at a higher yield level that could not be recreated at today’s market yields (given that FPT’s positions would be acquired at historical amortized cost). The Adviser believes that a conservative effective duration and yield curve exposure is desirable from a total return and risk management perspective given the expected rise in market yields in the foreseeable future. Currently FMN does not anticipate changing the distribution rate it pays immediately after the Reorganization, although there can be no assurance that this will be the case. The shorter duration may result in a somewhat lower yield. The Advisor intends to carefully manage the yield to remain competitive relative to other long term leveraged closed end funds.

In addition, the Reorganization should ultimately benefit FPT and FMN shareholders by providing, among other things, better trading volume (which is generally associated with a larger fund) and trading costs (since the larger Fund could trade in larger blocks), increased Common Share trading liquidity, increased portfolio and leverage management flexibility, the opportunity for more attractive portfolio characteristics, and other benefits associated with a larger portfolio. FPT and FMN are comparatively small. The size disadvantage results in higher fixed costs relative to peers and diminished trading activity for fund shares relative to peers. A larger combined Fund with a significant increase in outstanding shares is highly likely to result in greater trading volume and better Common Share trading liquidity for all shareholders. A larger fund can also transact in larger blocks, creating transaction cost advantages, and would spread the fixed costs, including the administrative soft and hard costs related to the leveraged structure, across a larger asset base.

As part of the FPT Board’s ongoing review of available options to enhance Shareholder value and address the difference between market price per share and NAV per share, the Board considered whether certain measures, including, but not limited to, share repurchases in the open market, one-time or periodic tender offers, conversion to an open-end fund, and reorganization with and into an open-end mutual fund, would be in the best interests of FPT and FPT shareholders. However, FPT’s Board believes that the Reorganization would be in the best interests of the Fund for several reasons, including, but not limited to, those discussed above and in the Prospectus/Proxy Statement. FPT’s largest Shareholder has agreed to vote in favor of the Reorganization.

Please see the section entitled “Summary-Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?

FPT has the three classes of shares - Common Shares, Auction Market Preferred Shares (“AMPS”) and Variable Rate Municipal Term Preferred Shares (“VMTPS”). It is proposed that FPT shareholders approve a Reorganization whereby FMN will acquire all or substantially all of FPT’s assets in exchange for the shares of FMN as summarized in the following chart:

Reorganizing Fund	Reorganizing Fund Share Classes	Surviving Fund	Surviving Fund Share Classes
Federated Premier Intermediate Municipal Income Fund	Common Shares	Federated Premier Municipal Income Fund	Common Shares
	Auction Market Preferred Shares		Auction Market Preferred Shares
	Variable Rate Municipal Term Preferred Shares		Variable Rate Municipal Term Preferred Shares

As a result of the Reorganization, each FPT Common Shareholder will receive newly-issued Common Shares of FMN (and cash in lieu of fractional FMN Common Shares). The aggregate NAV of the FMN Common Shares received by FPT Common Shareholders (including, for this purpose, fractional FMN Common Shares to which FPT Common Shareholders would be entitled) will be equal to the aggregate NAV of FPT Common Shares owned as of the closing of the Reorganization. Fractional shares will be aggregated and sold on the open market and Shareholders will receive cash in lieu of such fractional shares (except with respect to FPT Common Shares held in an account under FPT’s dividend reinvestment plan, for which that Shareholder will receive fractional shares.). The number of FMN Common Shares FPT Common Shareholders receive will be based on the relative NAVs per Common Share of FPT and FMN as of the closing of the Reorganization.

Each FPT Preferred Shareholder will receive newly issued Preferred Shares of the same class of FMN having substantially similar terms as the respective FPT Preferred Shares. The aggregate liquidation preference of the newly-issued FMN AMPS will equal the aggregate liquidation preference of FPT AMPS. The aggregate liquidation preference of the newly-issued FMN VMTPS will equal the aggregate liquidation preference of FPT VMTPS. The AMPS and VMTPS to be issued in the Reorganization will have equal priority with FMN’s currently outstanding AMPS and VMTPS, respectively, as to the payment of dividends and the distribution of assets in the event of FMN’s liquidation.

Under the Plan, FPT will transfer all, or substantially all of, its assets to FMN in exchange for FMN shares, which would be distributed pro rata by FPT to its Shareholders in complete liquidation and termination of FPT.

On July 14, 2017, FPT commenced a tender offer for up to 20 percent of its outstanding Common Shares for cash at a price equal to 98 percent of NAV determined on the date the tender offer expired. The tender offer concluded on August [ ], 2017, and FPT purchased for cash [ ] of its Common Shares.

How similar are the Funds?

Each Fund is a Delaware statutory trust and is registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Funds have identical investment objectives and substantially similar investment policies and strategies. The Funds are each managed by the Adviser, and both Funds’ Common Shares are traded on the New York Stock Exchange (“NYSE”).

The investment objectives of FPT and FMN are identical. Each Fund seeks to provide current income exempt from federal income tax, including the federal alternative minimum tax (“AMT”). The investment policies, strategies and limitations of the Funds are substantially similar. The Funds normally invest substantially all (at least 90%) of their total assets in tax-exempt securities. The primary difference between FPT’s and FMN’s investment strategies is that FPT, under normal circumstances, maintains a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years, while FMN maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar weighted average duration of thirteen years or less. As a result of the Reorganization, the portfolio of FMN will have a broader portfolio diversification with respect to the maturity of its securities and will have a more conservative duration. Adviser intends to manage FMN after the Reorganization in a manner that may entail some adjustments to FMN’s duration.

Each Fund maintains two sources of leverage, namely VMTPS and AMPS.

Please see the Prospectus/Proxy Statement for additional comparison information.

What are the costs associated with the Reorganization?

The Funds will pay for the production, mailing and any solicitation expenses associated with the Reorganization, which are estimated not to exceed $25,000, and the registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Due to the voluntary waivers the Adviser has undertaken for both Funds, it is currently anticipated that the Adviser would indirectly bear some of the immediate costs associated with the Reorganization.

When will the Reorganization occur?

If FPT Shareholders approve the Reorganization, and FMN’s Shareholders approve the Share Issuance, the Reorganization is expected to occur during the fourth quarter of 2017.

Why are Shareholders of Federated Premier Municipal Income Fund being asked to approve the Share Issuance?

Applicable state and federal law do not require FMN Shareholders to approve the issuance of FMN Common Shares in connection with the Reorganization. However, given the relative size of the Funds, and therefore the number of FMN Common Shares that would be issued in the Reorganization, applicable NYSE rules do require FMN Shareholders to approve the issuance.

What happens if the Reorganization is not approved by FPT Shareholders or the Share Issuance is not approved by FMN Shareholders?

Completion of the Reorganization requires both the approval by FPT Shareholders of the Reorganization and the approval by FMN Shareholders of the Share Issuance. If either the Reorganization or the Share Issuance is not approved, the Reorganization will not take place and FPT and FMN will continue as separate investment companies. In that event, the Board of each Fund will consider such alternatives as each Board determines to be in the best interests of the Fund and its Shareholders, including further solicitation of Shareholders or re-proposing the Reorganization and/or Share Issuance.

However, if the Reorganization and the Share Issuance are approved, it will not be necessary to consider the election of Trustees of FPT at the annual shareholder meeting.

How will each Fund’s distribution be impacted?

The Common Shareholders of both Funds receive distributions on a monthly basis. It is expected that FMN will continue to pay distributions on a monthly basis after the Reorganization. FPT and FMN historically have paid different distributions per Common Share due in part to the different NAVs per Common Share and to the different durations and yield curve exposures of the Funds. The number of FMN Common Shares received by FPT Common Shareholders in the Reorganization will be based on the Funds’ relative NAV per Common Share. Currently it is expected that the dollar amount of distributions per share that FPT Common Shareholders receive will be different after the Reorganization occurs and may increase, although there can be no assurance that this will be true. To the extent that FPT’s NAV per Common Share remains lower than FMN’s NAV per Common Share (as is currently the case), FPT Common Shareholders will receive somewhat fewer FMN Common Shares than they currently hold of FPT and the reduction in the number of Common Shares will slightly offset the difference in the distribution rate per Common Share that they will receive after the Reorganization. As described above and in the Prospectus/Proxy Statement, FMN’s portfolio will become more conservative with respect to interest rate risk immediately after the Reorganization and so it may pay distributions per Common Share at a different rate that may decrease at some point after the Reorganization, although there can be no assurance that this will be the case. The Advisor intends to carefully manage FMN’s distribution to remain competitive relative to other long term leveraged closed end funds.

Distributions to AMPS Shareholders are paid weekly at a rate set through auction procedures under each Fund’s Statement of Preferences. Consistent with the patterns in the broader auction-rate securities market, the Funds’ AMPS auctions continue to be unsuccessful in clearing due to an imbalance of sell orders over bids to buy the AMPS. As a result, the dividend rates of the AMPS remain at the maximum applicable rates and are expected to continue to do so after the Reorganization. Distributions to VMTPS Shareholders of both Funds reset weekly at a fixed spread above the Securities Industry and Financial Markets Association Municipal Swap Index. That is expected to continue after the Reorganization.

Will I have to pay federal income tax as a result of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. As a condition of the closing, the Funds will receive a legal opinion regarding the tax-free status of the Reorganization. If the Reorganization so qualifies, in general, Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization other than with respect to any cash received in lieu of fractional Common Shares.

On or prior to the closing date of the transactions with respect to the Reorganization (the “Closing Date”), FPT may declare distributions for the purpose of distributing to FPT’s Common Shareholders all of its net investment company taxable income and all of its net capital gains, and such portion of its net tax-exempt interest income, through the Closing Date, as is necessary to ensure that FPT maintains its regulated investment company status at all times up to and including the Closing Date. All of a portion of such distributions may be taxable to FPT’s Shareholders for federal income tax purposes.

The Funds’ Shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Will I have to pay any sales load, commission, or other related fee in connection with the Reorganization?

No, you will not pay any sales load, commission, or other related fee in connection with the Reorganization.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

How do I vote my shares?

Voting your shares is simple and easy. There are several ways to cast your vote:

Online–Use the web address on the ballot;

Telephone–Call the toll-free telephone number on the ballot;

Mail–Complete and return the ballot in the enclosed postage paid envelope; or

Vote in person at the October [ ], 2017, joint annual shareholder meeting.

If you:

1.       Sign and return the proxy card without indicating a preference, your vote will be cast “for” each of the proposals.

2.       Do not respond at all, we may contact you by telephone to ask you to cast your vote.

Your vote is very important. We encourage you as a Shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare, reminding you to vote your shares.

Whom do I call if I have questions about this Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

The Tender Offer referred to in these questions and answers commenced on July 14, 2017, and concluded on August [ ], 2017. Although the Tender Offer and Reorganization are part of a series of actions that were recommended by the Adviser and approved by the Boards (the Tender Offer was approved by the FPT Board only), they are independent transactions and are not dependent or conditioned on one another. These questions and answers are neither an offer to purchase nor a solicitation of an offer to sell any shares of FPT. The solicitation and the offer to buy shares of FPT were made pursuant to a Tender Offer Statement on Schedule TO and related materials that FPT filed with the U.S. Securities and Exchange Commission (“SEC”), which contained an offer to purchase, forms of letters of transmittal and other documents relating to the Tender Offer. Those documents contained important information about the Tender Offer. Investors may obtain a free copy of these documents at the SEC’s web site at www.sec.gov or by directing a request to: Federated Investment Management Company, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, or by calling: 1-800-730-6001.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of each Fund has unanimously approved the proposals. The Board of each Fund recommends that you read the enclosed materials carefully and vote FOR the proposals.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

FEDERATED PREMIER MUNICIPAL INCOME FUND

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No: 1-800-341-7400

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER [ ], 2017

TO SHAREHOLDERS OF FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND AND FEDERATED PREMIER MUNICIPAL INCOME FUND:

A joint annual meeting of shareholders of Federated Premier Intermediate Municipal Income Fund (“FPT”) and Federated Premier Municipal Income Fund (“FMN”) (each, a “Fund” and together, the “Funds”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at [ a.m.] (Eastern time), on October [ ], 2017, (“Joint Annual Meeting”) for the following purposes:

1.	(For Shareholders of FPT only): To approve or disapprove a proposed Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which FMN would acquire all, or substantially all, of the assets of FPT in exchange for shares of FMN to be distributed pro rata by FPT to its shareholders, in complete liquidation and dissolution of FPT (the “Reorganization”).
2.	(For Shareholders of FMN only): To approve or disapprove a proposed issuance of additional common shares of FMN in connection with the Reorganization pursuant to the Plan (the “Share Issuance”).
3.	(For Shareholders of FPT and FMN separately): To consider the election of J. Christopher Donahue, P. Jerome Richey and John T. Collins as Class II Trustees of each Fund.
4.	(For preferred Shareholders of FPT and FMN separately): To consider the election of Peter E. Madden and John S. Walsh as Trustees of each Fund.
5.	To transact such other business as may properly come before the joint annual meeting or any adjournment thereof.

Any such vote in FAVOR of or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR of or AGAINST any adjournment of the Joint Annual Meeting.

The Board of Trustees of each Fund has fixed July 26, 2017, as the record date for determination of Shareholders entitled to vote at the meeting.

By Order of the Boards of Trustees of Federated Premier Intermediate Municipal Income Fund and Federated Premier Municipal Income Fund,

John W. McGonigle

Secretary

[ ], 2017

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

[ ], 2017

For the reorganization of

Federated Premier Intermediate Municipal Income Fund,
a closed-end investment company

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

Into

Federated premier Municipal Income Fund,
a closed-end investment company

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement is solicited on behalf of the Boards of Trustees (each a “Board” or “Trustees”) of Federated Premier Intermediate Municipal Income Fund (“FPT”) and Federated Premier Municipal Income Fund (“FMN”) (each a “Fund” and, together, the “Funds”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements, or delays thereof. The meeting will be held on October [ ], 2017, at 4000 Ericsson Drive, Warrendale, Pennsylvania, at [ a.m.] (Eastern time) (“Joint Annual Meeting”).

The Joint Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the “Common Shareholders”) and preferred shares (the “Preferred Shareholders” and, together with the Common Shareholders, as applicable, the “Shareholders”) of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. This Prospectus/Proxy Statement and the enclosed proxy card(s) are expected to be mailed on or about September [ ], 2017, to Shareholders of record at the close of business on July 26, 2017 (the “Record Date”).

This Prospectus/Proxy Statement describes the proposals for the reorganization of FPT with and into FMN (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization and Termination (the “Plan”) and the subsequent issuance of additional Common Shares of FMN in connection with the Reorganization pursuant to the Plan (the “Share Issuance”). Shareholders of each Fund will vote separately on the proposals set forth herein, as applicable, and on any other matters that may arise for that Fund. An unfavorable vote on the proposals by the Shareholders of one Fund will not affect the implementation of the proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund except that completion of the Reorganization requires both the approval by FPT Shareholders of the Reorganization and approval of FMN Shareholders of the Share Issuance.

Under the Plan, FPT would transfer all or substantially all of its assets to FMN, in exchange for shares of FMN. FMN is expected to be the accounting survivor in the Reorganization. Shares of FMN will be distributed pro rata by FPT to its Shareholders in complete liquidation, dissolution, and termination of FPT.

As a result of the Reorganization, each FPT Common Shareholder will receive newly-issued Common Shares of FMN (and cash in lieu of fractional Common Shares). The aggregate NAV of the FMN Common Shares received by FPT Common Shareholders (including, for this purpose, fractional FMN Common Shares to which FPT Common Shareholders would be entitled) will be equal to the aggregate NAV of FPT Common Shares as of the closing of the Reorganization. Fractional shares will be aggregated and sold on the open market and Shareholders will receive cash in lieu of such fractional shares (except with respect to FPT Common Shares held in an account under FPT’s dividend reinvestment plan, for which that Shareholder will receive fractional shares). Each Preferred Shareholder of FPT will receive newly issued Preferred Shares of the same class of FMN having substantially similar terms as the respective FPT Preferred Shares. The aggregate liquidation preference of the newly-issued FMN AMPS will equal the aggregate liquidation preference of FPT AMPS. The aggregate liquidation preference of the newly-issued FMN VMTPS will equal the aggregate liquidation preference of FPT VMTPS. The AMPS and VMTPS to be issued in the Reorganization will have equal priority with FMN’s existing outstanding AMPS and VMTPS, respectively, as to the payment of dividends and the distribution of assets in the event of FMN’s liquidation.

If either the Reorganization or the Share Issuance is not approved by Shareholders, FPT and FMN will continue as separate investment companies. The Boards of FPT and FMN will then consider such alternatives as each Board determines to be in the best interests of Shareholders, including further solicitation of Shareholders or re-proposing the Reorganization and/or Share Issuance.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. The Funds may also employ Computershare as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $10,000 for FPT and approximately $10,000 for FMN. Solicitations by such persons may be by telephone, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying Shareholder information, recording the Shareholder’s instructions, and confirming with the Shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The classes of Fund shares listed in the table below are the only classes of shares currently authorized by each Fund. Each Fund offers commons shares (“Common Shares”) and two classes of preferred shares -- Auction Market Preferred Shares (“AMPS”) and Variable Rate Municipal Term Preferred Shares (“VMTPS,” and together with the AMPS, the “Preferred Shares”). This Proxy/Prospectus is not an offering document for the VMTPS. The VMTPS will be issued in connection with the Reorganization; however, the VMTPS will be offered pursuant a private transaction and will not be registered under the Securities Act of 1933.

The purposes of the Joint Annual Meeting are set forth in the accompanying Notice. Should other business properly be brought before the Joint Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. As of the Record Date, the Funds had outstanding the following numbers of shares:

	Common Shares	AMPS	VMTPS
Federated Premier Municipal Income Fund	6,189,879	726	1,421
Federated Premier Intermediate Municipal Income Fund	6,982,324	596	1,847

The investment objectives of FPT and FMN are identical. Each Fund’s investment objective is to provide current income, with a secondary objective of total return. For a comparison of the investment objectives, policies, limitations, and risks of FPT with those of FMN, see the section entitled “Summary-Comparison of Investment Objectives, Policies, Procedures, and Risks” in this Prospectus/Proxy Statement.

The Reorganization is intended to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss should be recognized by a Shareholder of FPT who exchanges all of their Common Shares solely for Common Shares of FMN pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). For information on the tax consequences of the Reorganization, see the sections entitled “Summary-Tax Consequences” and “Information about the Reorganization-Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The Board of each Fund has determined that the Reorganization is in the best interests of its Fund and would not dilute the interests of such Shareholders. FMN would continue to pursue its investment strategy, which is substantially similar to that of FPT, and FPT Shareholders may benefit from FMN’s historically smaller trading discount, historically higher yield due to the nature of long funds as compared to intermediate funds, and larger combined assets. In addition, the Reorganization may ultimately benefit FPT and FMN Shareholders by providing, among other things, better trading volume (which is generally associated with a larger fund) and Common Share trading liquidity and other benefits associated with a larger portfolio and the opportunity for more attractive portfolio characteristics. After the Reorganization, Shareholders of FPT will be invested in a fund with a stronger overall historical performance record and a substantially similar investment strategy. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary-Reasons for the Proposed Reorganization.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth the information about the Funds that a prospective investor should know before investing. The Statement of Additional Information dated September [ ], 2017, relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FMN with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.

Each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1.	Statement of Additional Information, dated [ ], 2017, relating to this Prospectus/Proxy Statement (File No. 811-21235, 333-[ ]) (the “Statement of Additional Information”);
2.	Annual Report to Shareholders of FPT for the fiscal year ended November 30, 2016, and the Semi-annual Report to Shareholder of FPT for the fiscal period ended May 31, 2017 (File No. 811-21249); and
3.	Annual Report to Shareholders of FMN for the fiscal year ended November 30, 2016, and the Semi-annual Report to Shareholder of FMN for the fiscal period ended May 31, 2017 (File No. 811-21235).

Copies of these materials and other information about the Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting to Be Held on October [ ], 2017: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Joint Annual Meeting, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to Shareholders.

On July 14, 2017, FPT commenced a tender offer for up to 20 percent of its outstanding Common Shares for cash at a price equal to 98 percent of NAV determined on the date the tender offer expiration (the “Tender Offer”). The Tender Offer concluded on August [ ], 2017, and FPT purchased, for cash, [ ] of its Common Shares. Although the Tender Offer and Reorganization are part of a series of actions that were recommended by the Adviser and approved by the Boards (the Tender Offer was approved by the FPT Board only), they are independent transactions and are not dependent or conditioned on one another. This Prospectus/Proxy Statement is neither an offer to purchase nor a solicitation of an offer to sell any shares of FPT. The solicitation and the offer to buy shares of FPT were made pursuant to a Tender Offer Statement on Schedule TO and related materials that FPT filed with the SEC, which contained an offer to purchase and forms of letters of transmittal and other documents relating to the Tender Offer. Those documents contained important information about the Tender Offer. Investors may obtain a free copy of these documents at the SEC’s web site at www.sec.gov, by directing a request to Federated Investment Management Company, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, or by calling 1-800-730-6001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

PROPOSAL #1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION ANd Termination (COMMON AND PREFERRED SHAREHOLDERS of FPT ONLY	1
Summary	1
REASONS FOR THE PROPOSED REORGANIZATION	2
TAX CONSEQUENCES	3
Comparison of INVESTMENT OBJECTIVES, POLICIES, and risks	3
COMPARISON OF INVESTMENT LIMITATIONS	8
COMPARATIVE FEE TABLES	10
PORTFOLIO TURNOVER	11
Comparison of POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION	12
Information About The Reorganization	13
DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION and termination	13
Board Considerations Relating to the Reorganization	14
FEDERAL INCOME TAX CONSEQUENCES	16
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	17
DESCRIPTION OF THE SHARE CLASSes AND CAPITALIZATION	20
FINANCIAL HIGHLIGHTS	20
ADDITIONAL Information About the Funds	21
The Adviser	21
Portfolio Managers	21
Investment Advisory AgreementS	21
Administrative Agreement	22
INVESTMENT OBJECTIVES AND STRATEGIES	22
TYPES of investments	24
Investment Valuation	32
Dividend Reinvestment Plan	33
Share Price Information	34
Control Persons	35
Description of Capital Structure	35
Common Shares	36
VMTPS	36
AMPS	36
AMPS SECURITY RATINGS: NRSRO GUIDELINES AND ASSET COVERAGE	40
Federal Income Tax Matters Associated with InvestmentS in the FundS	41
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST	43
PROPOSAL #2--ISSUANCE OF ADDITIONAL COMMON SHARES OF FMN (FMN SHAREHOLDERS ONLY)	44
PROPOSAL #3–ELECTION OF J. Christopher Donahue, P. Jerome Richey, AND John T. Collins AS CLASS II TRUSTEES OF EACH FUND (COMMON AND PREFERRED SHAREHOLDERS OF FPT AND FMN Separately)	45
PROPOSAL #4–ELECTION OF PETER E. MADDEN AND JOHN S. WALSH AS TRUSTEES OF EACH FUND (PREFERRED SHAREHOLDERS of FPT AND FMN SEPARATELY)	46
INFORMATION ABOUT EACH FUND	47
Board of Trustees	47
About the Trustees	47
Officers of the Funds	54
Share Ownership of the Funds	55
Meetings of the Board	57
Shareholder Communications	58
INDEPENDENT AUDITORS	58
AUDIT SERVICES	59
AUDIT-RELATED SERVICES	59
TAX SERVICES	59
ALL OTHER SERVICES	59
PRE-APPROVAL FEE LEVELS	60
PROCEDURES	60
CUSTODIAN AND TRANSFER AGENT	60
Where to Find Additional Information About The Funds	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2018 ANNUAL MEETING	61
About The Proxy Solicitation and The JOINT Annual Meeting	61
PROXIES, QUORUM, AND VOTING AT THE JOINT ANNUAL MEETING	62
Annex A: Form of Agreement and Plan of Reorganization and TERMINATION	65
Annex B: FINANCIAL HIGHLIGHTS	66
Annex C	71

PROPOSAL #1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION ANd Termination (COMMON AND PREFERRED SHAREHOLDERS of FPT ONLY

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. Under the Plan, Federated Premier Intermediate Municipal Income Fund (“FPT”) will be reorganized with and into Federated Premier Municipal Income Fund (“FMN”).

If the proposal is approved and the Shareholders of FMN approve the issuance of additional common shares of FMN (“Share Issuance”) (See “Proposal 2: Issuance of Additional Common Shares of FMN”), on the closing date of the Reorganization (the “Closing Date”), FPT will transfer all, or substantially all, of its assets to FMN in exchange for shares of FMN. FPT will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to FMN, and which are not expected to be material in amount. FPT will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy reviewed with the Board, FPT will set aside cash to satisfy its liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to FMN. If, after the Closing Date, additional cash in excess of accrued expenses recorded on FPT’s books on or before the Closing Date are received by or returned to FPT, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact Shareholders may be retained by the Federated Investment Management Company (“Federated” or the “Adviser”) and its affiliates in accordance with the policy. Any amount impacting Shareholders (i.e., that is not an expense accrual item) should be received by FMN as the surviving fund. Moreover, any amounts received or returned that are not retained by FPT’s Adviser or its affiliates should be remitted to FMN as the surviving fund. FMN is expected to be the accounting survivor of the Reorganization. In exchange for the transfer of these assets, FMN will simultaneously issue to FPT full and fractional (or cash in lieu thereof, to the extent necessary) common shares of beneficial interest, par value $0.01 per share (“Common Shares”), Auction Market Preferred Shares, liquidation preference $25,000 per share (“AMPS”), and Variable Rate Municipal Term Preferred Shares, liquidation preference $25,000 per share (“VMTPS” and together with the AMPS, the “Preferred Shares”) equal in value to the aggregate net asset value (“NAV”) of the Common Shares, AMPS, and VMTPS of FPT, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date (the “Valuation Time”). FMN’s shares will be distributed pro rata by FPT to its Shareholders in complete liquidation and dissolution/termination of FPT.

As a result of the Reorganization, each holder of Common Shares (each a “Common Shareholder”) of FPT will receive newly-issued Common Shares of FMN (and cash in lieu of fractional Common Shares). The aggregate NAV of the FMN Common Shares received by FPT Common Shareholders (including, for this purpose, fractional FMN Common Shares to which FPT Common Shareholders would be entitled) will be equal to the aggregate NAV of FPT Common Shares as of such time. Fractional shares will be aggregated and sold on the open market and Shareholders will receive cash in lieu of such fractional shares (except with respect to FPT Common Shares held in an account under FPT’s dividend reinvestment plan (“FPT DRP account”), for which that Shareholder will receive fractional shares). As a result of the Reorganization, each holder of Preferred Shares (each a “Preferred Shareholder”) of FPT will receive newly issued Preferred Shares of the same class of FMN having substantially similar terms as the respective FPT Preferred Shares. The aggregate liquidation preference of the newly-issued FMN AMPS will equal the aggregate liquidation preference of FPT AMPS. The aggregate liquidation preference of the newly-issued FMN VMTPS will equal the aggregate liquidation preference of FPT VMTPS. The AMPS and VMTPS to be issued in the Reorganization will have equal priority with FMN’s existing outstanding AMPS and VMTPS, respectively, as to the payment of dividends and the distribution of assets in the event of FMN’s liquidation.

If the Reorganization is not approved by Shareholders of FPT, or if the Share Issuance is not approved by FMN’s Shareholders, FPT and FMN will continue to operate as standalone closed-end funds advised by the Adviser. In that event, the Boards of Trustees (each a “Board”) of the Funds would consider what additional action, if any, to take and each Fund would continue its investment activities in the normal course.

On July 14, 2017, FPT commenced a tender offer for up to 20 percent of its outstanding Common Shares for cash at a price equal to 98 percent of NAV determined on the date the tender offer expiration (the “Tender Offer”). The Tender Offer concluded on August [ ], 2017, and FPT purchased, for cash, [ ] of its Common Shares.

FPT’s current leverage level is slightly higher than FMN’s leverage level. If the Tender Offer is fully subscribed, FPT’s leverage will increase after the completion of the Tender Offer and before the consummation of the Reorganization. At a smaller size, FPT will have less of a cushion with respect to any asset coverage tests for its Preferred Shares and will be relatively more vulnerable to changes in market conditions. The Adviser will closely monitor FPT’s leverage after the Tender Offer is completed and before the consummation of the Reorganization. The size of the Tender Offer will affect FMN’s leverage levels post-Reorganization. Post-Reorganization, FMN’s leverage is expected to rise modestly. If the Reorganization is not approved by Shareholders or if there are significant market changes, the Adviser would revisit the Funds’ leverage and evaluate whether it should be decreased.

Shareholder approval of the Reorganization requires the affirmative vote of the outstanding Common Shares and Preferred Shares voting together as a class and the Preferred Shares voting as a separate class. The affirmative vote of the outstanding Common Shares and Preferred Shares voting together as a class, and affirmative vote of the Preferred Shares voting as a separate class, require the lesser of: (a) more than 50% of the outstanding voting securities of FPT; or (b) 67% or more of the voting securities of FPT present at the Joint Annual Meeting if the Shareholders of more than 50% of the outstanding voting securities are present or represented by proxy to vote in favor of the Proposal.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions, including approval of Proposal 1 and Proposal 2.

REASONS FOR THE PROPOSED REORGANIZATION

The Funds have identical investment objectives, and the Funds’ investment strategies are substantially similar. FPT Common Shares have often traded at a discount to their NAV per Common Share. This means that the market price for FPT Common Shares was often less than the NAV per Common Share. Over the past several years, the Adviser and the Boards of each Fund have regularly analyzed options to address the discount at which the Fund’s Common Shares have traded, provide liquidity and enhance Shareholder value. As a result of such consideration, among other things, FPT’s Board previously approved a tender offer for the Fund’s AMPS and the refinancing of FPT’s leverage. In 2017, FPT received a Shareholder proposal and trustee nominations submitted by FPT’s largest Shareholder. The Shareholder proposal effectively sought a tender offer for all outstanding Common Shares at a price that is at or close to NAV per Common Share. As part of the Board’s ongoing review of available options to potentially reduce the trading discount and enhance Shareholder value, FPT’s Board considered, among others options, the Shareholder proposal, a possible tender offer or tender offers, the Reorganization, and a reorganization of FPT into an intermediate municipal open-end fund. After careful consideration of the surrounding circumstances and recommendations by Federated, the Board determined that it would be in the best interests of FPT to conduct the Tender Offer described above and thereafter to reorganize FPT with and into FMN.

The Adviser and the Board of each Fund believe that the Reorganization will provide FPT Shareholders and FMN Shareholders with a combined fund with greater assets resulting in potentially increased portfolio and leverage management flexibility due to a significantly larger asset base of FMN post-Reorganization. The Reorganization also will provide FPT Shareholders with a fund with a stronger overall performance record and substantially similar investment strategy. Among other benefits, the combined larger Fund will likely also provide greater secondary market liquidity. It also allows FPT Shareholders who desire to continue investing in the investment strategy to maintain their investment in a fund with identical investment objectives and substantially similar investment strategies as FPT without diluting their relative interest in the Fund. FMN Shareholders would likely benefit from a more conservative effective duration and broader yield curve diversification than is currently the case at a higher yield level that could not be recreated at today’s market yields (given that FPT’s assets would be acquired at historical amortized cost). The Adviser believes that a conservative effective duration and yield curve exposure is desirable from a total return and risk management perspective given the expected rise in market yields in the foreseeable future. FMN currently does not anticipate changing its distribution immediately after the Reorganization, although there can be no assurance that this will be the case. The shorter duration may lead to a decrease in the Fund’s yield, although the Adviser would seek to carefully manage the yield in order to remain competitive in relation to other long-term leveraged closed end funds.

The proposed Reorganization may benefit Shareholders of each Fund through a narrower discount, and may provide FPT Shareholders with an immediate increase in market value. Historically, FMN’s share price has traded much closer to NAV per Common Share than has been the case for FPT. FMN's narrower discount is due, in part, to much greater market acceptance of the long-term, leveraged municipal fund structure relative to the intermediate structure. Long-term, leveraged municipal funds, such as FMN, have tended to pay higher yields than intermediate municipal funds. Reorganizing FPT into FMN and continuing to manage the reorganized fund using FMN's current long-term strategy may benefit FPT shareholders through a narrower discount.

Each Fund will likely recognize operating cost savings and operational efficiencies because certain fees and expenses incurred by each stand-alone Fund prior to the Reorganization (e.g., board-related fees, fees for legal services, accounting, regulatory filings and printing) will be eliminated or reduced and, following the Reorganization, such fees and expenses will be spread over a significantly larger asset base. In addition, the Reorganization will likely provide each Fund with, among other things, better trading volume (which is generally associated with a larger fund) and Common Share trading liquidity, the opportunity for more attractive portfolio characteristics and other benefits associated with a larger portfolio. FPT and FMN are comparatively small. The size disadvantage results in higher fixed costs relative to peers and diminished trading activity for fund shares relative to peers. A larger fund with a significant increase in outstanding shares is highly likely to result in greater trading volume and better common share trading liquidity for all shareholders. A larger fund can also transact in larger blocks, creating transaction cost advantages, and would spread the fixed costs, including the administrative soft and hard costs related to the leveraged structure, across a larger asset base. Lastly, a larger fund may have some flexibility to use tender option bonds as a potential leverage alternative since the position size required for such vehicles could be tolerable from a concentration/diversification standpoint for some portion of fund leverage.

The Adviser currently voluntarily waives fees and reimburses expenses to the extent necessary for the total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTPS and commission costs on Preferred Shares dividend payments) paid by each Fund not to exceed 0.99%. As a result, to the extent that the Adviser continues the waiver, at least a portion of the reduction in expenses will be offset by a reduction in the amount of fees and/or expenses that the Adviser waives or reimburses.

In addition, the Board of each Fund believes that the Reorganization should ultimately benefit FPT and FMN shareholders by providing, among other things, better trading volume (which is generally associated with a larger fund) and Common Share trading liquidity, the opportunity for more attractive portfolio characteristics and other benefits associated with a larger portfolio.

The Adviser and FPT’s largest Shareholder have entered into a standstill agreement (the “Agreement”) under which the Shareholder that submitted the Shareholder proposal and trustee nominations agreed to vote or cause to be voted all Shares that the Shareholder has the power to vote or direct the vote of in accordance with the recommendation of the Board regarding the Reorganization and the election of Trustees at the Joint Annual Meeting and to withdraw its Shareholder proposal and nominations. The Shareholder also agreed to revert to passive investing with respect to the Funds for a period of time. The benefits of the Agreement, include, among other things, potentially lower solicitation costs with respect to achieving quorum at the Joint Annual Meeting and obtaining the required vote for the Reorganization and the potential to reduce the likelihood of contested proxy solicitations for a period of time. In addition, the Agreement helps FPT avoid any potential disruptions to FPT’s operations in light of the legal, regulatory and other considerations involved in addressing and responding to the Shareholder proposal and trustee nominations.

Based on the considerations discussed above and the reasons more fully described under “Board Considerations Relating to the Reorganizations,” together with other factors and information considered relevant, each Fund’s Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 (“1940 Act”), determined that participation in the Reorganization would be in the best interests of the Fund, and that the interests of the existing Shareholders of the Fund will not be diluted as a result of the Reorganization. Each Fund’s Board approved, and FPT’s Board is recommending that FPT Shareholders approve the Reorganization of FPT with and into FMN. The approval was made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. If the Reorganization is not approved by Shareholders of FPT, the Board may consider other alternatives.

TAX CONSEQUENCES

Tax-Free Reorganization under the Code

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization should be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss should be recognized directly as a result of the Reorganization by the Fund or by FPT’s Shareholders (except with respect to cash received in lieu of fractional shares). The aggregate tax basis of the Shares of FMN received by FPT Shareholders should be the same as the aggregate tax basis of their shares in FPT. Shareholders of FPT should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances. For further discussion, see “Information about the Reorganization-Federal Income Tax Consequences.”

THE BOARD OF TRUSTEES OF FPT UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION

Comparison of INVESTMENT OBJECTIVES, POLICIES, and risks

This section will help you compare the investment objectives and policies of the Funds. Each Fund is closed-end investment company registered under the 1940 Act and was organized as a Delaware statutory trust. Each Fund also is classified as “diversified,” as such term is defined in the 1940 Act. The investment objectives and policies of FPT and FMN are substantially similar. The Funds have the same investment adviser and portfolio managers. The members of each Fund’s Board of Trustees also are identical.

Investment objectives and policies

The investment objective of FPT and FMN are identical. Each Fund seeks is to provide current income exempt from federal income tax, including the alternative minimum tax (“AMT”). The investment strategies of the Funds are substantially similar. The only difference between FPT and FMN’s investment strategies is that FPT, under normal circumstances, maintains a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years, while FMN maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar weighted average duration of thirteen years or less.

FPT’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in each Fund, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The average portfolio maturity of each Fund is dollar-weighted based upon the market value of the Fund’s securities at the time of calculation. FMN’s average stated portfolio maturity is determined based on the actual stated maturity dates of the debt securities in the Fund’s portfolio whether or not a security is subject to redemption at the option of the issuer prior to the security’s stated maturity.

Each Fund invests primarily in securities that, in the opinion of counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Funds normally invests substantially all (at least 90%) of their total assets in tax-exempt securities. The Funds invest at least 80% of their total assets in investment grade tax-exempt securities. Investment grade tax-exempt securities are those rated within the four highest categories by a nationally recognized statistical rating organization (“NRSRO”). The Funds may invest up to 20% of their total assets in tax-exempt securities of below investment grade quality (but not lower than B, including modifiers, sub-categories or gradations). The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Tax-exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds.”

The Adviser determines whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch, Inc. (“Fitch”). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO’s rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

The following chart summarizes the investment objectives and policies of FPT and FMN. Please be aware that the foregoing is only a summary, and this section is only a brief discussion.

FPT (Reorganizing Fund)	FMN (Acquiring Fund)
The Fund’s investment objective is to provide current income exempt from federal income tax, including AMT.	Same.
The Fund will invest primarily in securities that, in the opinion of counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Fund normally invests substantially all (at least 90%) of its total assets in tax-exempt securities. The Fund will invest at least 80% of its total assets in investment grade tax-exempt securities. Investment grade tax-exempt securities are those rated within the four highest categories by a NRSRO.	Same.
The Fund may invest up to 20% of its total assets in tax-exempt securities of below investment grade quality (but not lower than B). Tax-exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds.”	Same.
Under normal circumstances, the Fund will maintain a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years.	Under normal circumstances, the Fund will maintain a dollar-weighted average stated portfolio maturity of ten to thirty years and a dollar-weighted average duration of thirteen years or less.
The Fund may use derivative contracts for risk management purposes. The Fund may leverage the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. The Fund’s use of derivative contracts will be limited by the 1940 Act.	Same.

Comparison of Risks

The Funds have identical investment objectives and substantially similar investment strategies. Accordingly, the principal risks of each Fund are substantially similar. The principal investment risks of both Funds are summarized in the chart below.

FPT (Reorganizing Fund)	FMN (Acquiring Fund)
Market Discount Risk: Shares of closed-end management investment companies frequently trade at a discount from their NAV.	Same.

Interest Rate Risk: Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates.

The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate loans and securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline.

Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund's investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.

Same.

Credit Risk: It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.

Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody's Investor Services, Inc. and Standard & Poor's that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Same.

Leverage Risk: The use of leverage through the issuance of Preferred Shares creates an opportunity for increased income that may be distributed as Common Share dividends, but also creates special risks for Common Shareholders. Two major types of risks created by leverage include:

•         the likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund’s tax-exempt security portfolio (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by Common Shareholders; and the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.

Dividends on Preferred Shares generally are based on shorter-term tax-exempt security yields (which will be reset periodically) and that the Fund will invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, tax-exempt securities. So long as the Fund’s tax-exempt security portfolio provides a higher yield, net of Fund expenses, than the Preferred Share dividend rate, as reset periodically, the leverage may cause Common Shareholders to receive higher dividends than if the Fund were not leveraged. However, the Fund’s leveraging strategy may not be successful. For example, if short-term rates rise, the Preferred Share dividend rate could exceed the yield on long-term tax-exempt securities held by the Fund that were acquired during periods of generally lower interest rates, reducing dividends to Common Shareholders. In addition, if interest rates rise, the value of the Fund’s holdings in long-term tax-exempt securities likely will fall, resulting in a decline in the NAV of Common Shares. Investment by the Fund in inverse floaters and derivative contracts may increase the Fund’s leverage and, during periods of rising interest rates, may adversely affect the Fund’s income, dividends and total returns to Common Shareholders. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk.

Because the fees received by the Adviser are based on the Managed Assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), the Adviser has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Adviser and Common Shareholders.

Same. (As discussed above in Proposal 1, FPT’s current leverage level is slightly higher than FMN’s leverage level. Post-Reorganization, FMN’s leverage is expected to rise modestly.)
Risks Associated with Non-Investment Grade Securities: Securities that are rated below investment grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.	Same.
Tax Risk Exempt Securities Risk: The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.	Same.

Derivative Contract and Inverse Floater Risk: The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer's authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer's budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.

Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund's net asset value or the distributions paid by the Fund.

To the extent that the Fund invests a larger portion of its assets in the tax-exempt securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that state or U.S. territory or possession may impact on the Fund's investment performance.

Same.
Reinvestment Risk: Income from the Fund’s tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called tax-exempt securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price or overall return of Common Shares.	Same.

Tax Risk: In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.

Same.
Sector Risk: The Fund may invest 25% or more of its total assets in tax-exempt securities of issuers in the same economic sector, such as hospitals or life care facilities and transportation-related issuers. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these sectors and entities.	Same.
Anti-Takeover Provisions: The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities	Same.
Inflation Risk: Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of payments at future dates.	Same.
Technology Risk: The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus/Proxy Statement. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.	Same.
Call Risk: The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.	Same.

COMPARISON OF INVESTMENT LIMITATIONS

The following fundamental investment limitations of each Fund may not be changed by the Fund’s Board without the approval of the holders of a majority of (1) the outstanding Common Shares and Preferred Shares voting together as a class, and (2) the outstanding Preferred Shares voting as a separate class. The Funds also are subject to the following non-fundamental investment limitations, which may be changed by the Fund’s Board without Shareholder approval. The following charts compare the fundamental and non-fundamental limitations of FPT and FMN.

Fundamental Investment Limitations

FPT (Reorganizing Fund)	FMN (Acquiring Fund)
Investment Policy (Fundamental) The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax, including AMT.	Investment Policy (Fundamental) Same

Concentration (Fundamental)[1]

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

Concentration (Fundamental)[1] Same

Diversification of Investments (Fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (Fundamental) Same

Underwriting( Fundamental)

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policy and limitations.

Underwriting( Fundamental) Same
Investing in Real Estate (Fundamental) The Fund will not buy or sell real estate, although it may invest in tax-exempt securities secured by real estate or interests in real estate.	Investing in Real Estate (Fundamental) Same

Investing in Commodities (Fundamental)

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Commodities (Fundamental) Same
Lending (Fundamental) The Fund will not make loans, but may acquire publicly or non-publicly issued tax-exempt securities as permitted by its investment objective, policy and limitations.	Lending (Fundamental) Same
Borrowing Money and Issuing Senior Securities (Fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Purchases on Margin (Fundamental)
The Fund will not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.	Purchases on Margin (Fundamental) Same
[1] For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. For the purpose of applying the concentration limitation, a non-governmental issuer is deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity other than a bond insurer, it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Non-Fundamental Investment Limitations

Short Sales (Non-Fundamental)

The Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Short Sales (Non-Fundamental) Same

Investing in Other Investment Companies (Non-Fundamental)

The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Investing in Other Investment Companies (Non-Fundamental) Same
Exercise of Control (Non-Fundamental) The Fund will not purchase securities of companies for the purpose of exercising control.	Exercise of Control (Non-Fundamental) Same

COMPARATIVE FEE TABLES

Each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, and other operating expenses.

FPT Shareholders will not pay any sales charges in connection with the Reorganization.

Set forth in the tables below is information regarding the fees and expenses incurred by FPT and FMN, and the anticipated pro forma fees for shares of FMN after giving effect to the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy and hold shares of FPT and the pro forma fees and expenses that you may pay if you buy and hold shares of FMN after giving effect to the Reorganization. Expenses for each Fund are based on the operating expenses incurred by FPT and FMN as of the year ended May 31, 2017. The pro forma fees and expenses for shares of FPT and FMN assume that FPT’s Tender Offer was fully subscribed and completed and the Reorganization had been in effect for the same period. The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses for at least one year from the date of this Prospectus/Proxy Statement. The total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTPS and commission costs on Preferred Shares dividend payments) paid by each Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate seeking to terminate or increase these arrangements for at least one year from the date of this Prospectus/Proxy Statement, no assurance can be given that future total annual operating expenses thereafter will not be more or less than 0.99%.

Shareholder Fees

(fees paid directly from your investment)

FPT	FMN	Pro Forma Combined Fund
Not Applicable.	Not Applicable.	Not Applicable.

Annual Fund Operating Expenses (as a percentage of net assets attributable to Common Shares)	FPT	FMN	Pro Forma Combined Fund
Management Fee[1]	0.89%	0.87%	0.91%[2]
Other Expenses	0.41%	0.43%	0.30%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursement)	1.30%	1.30%	1.21%
Fee Waivers and/or Expense Reimbursements[3]	(0.31)%	(0.31)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%	0.99%	0.99%

1 Each Fund’s investment management agreement with the Adviser provides for an annual management fee, payable daily, at the annual rate of 0.55% of the Fund’s managed assets, which include assets purchased with the proceeds of Preferred Share offerings. The fee in the table above reflects the management fee as a percentage of just the assets attributable to Common Shareholders.

2 This assumes that FPT’s Tender Offer is fully subscribed. If the Tender Offer is fully subscribed and the Reorganization is consummated, the combined Fund’s leverage ratio will be slightly higher than either of FPT’s or FMN’s leverage ratios as of May 31, 2017. As a result, FMN’s management fees as a percentage of assets attributable to Common Shareholders will increase after the Reorganization. However, due to Federated’s voluntary fee waivers, the overall expense ratio for the combined Fund will not increase.

3 The total annual fund operating expenses (excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTPS and commission costs on Preferred Shares dividend payments) paid by each Fund will not exceed 0.99% (the “Fee Limit”), for at least one year from the date of this Prospectus/Proxy Statement (the “Termination Date”). While the Adviser and its affiliates currently do not anticipate seeking to terminate or increase these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to assist you in understanding the various costs and expenses that you will bear directly or indirectly.

The Example assumes that you invest $10,000 in a Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursement) as shown in the table above remains the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
FPT[1]	$12.92	$38.25	$62.93	$121.87
FMN [1]	$12.72	$37.67	$61.99	$120.10
FMN - Pro Forma Combined[1]	$12.03	$35.65	$58.71	$113.94
[1] Transactions in Common Shares may be subject to broker fees because the shares are traded on a national stock exchange. The table refers only to expenses charged to Shareholders by the Funds. Accordingly, the costs to investors of investing in shares may be higher than indicated.

PORTFOLIO TURNOVER

Each Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, portfolio turnover rates for each of FPT and FMN were 17% and 11%, respectively, of the average value of each Fund.

Comparison of POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION

The performance information shown below will help you analyze FPT’s and FMN’s investment risks in light of their historical returns. The bar charts provide an indication of the risks of investing in FPT and FMN by showing the variability of each Fund’s performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how FPT’s and FMN’s average annual total returns for one year and since inception compare to the returns of a broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a Fund’s performance. The indices are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Risk/Return Bar Chart and Table

The bar charts and the performance tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-, five, and ten-year periods through December 31, 2016 compared to the returns of a broad-based market index. Past performance is not an indication of future performance. FPT’s total return based on its NAV and market price for the year-to date ended May 31, 2017 was 6.48% and 8.65%, respectively. FMN’s total return based on its NAV and market price for the year-to date ended May 31, 2017 was 6.44% and 4.14%, respectively.

FPT - Calendar Year Total Returns

(For the Period Ended December 31, 2016)

Best quarter (% and time period)	Worst quarter (% and time period)
14.35% (June 30, 2009)	-15.75% (September 30, 2008)

FMN - Calendar Year Total Returns

(For the Period Ended December 31, 2016)

Best quarter (% and time period)	Worst quarter (% and time period)
31.06% (March 31, 2009)	-22.34% (September 30, 2008)

Average Annual Total Return Table

(For the Period Ended December 31, 2016)

	Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years
FPT NAV	-0.81%	4.15%	4.86%
FPT Market Price	-1.46%	3.56%	4.97%
S&P Municipal Bond Intermediate Index	0.16%	2.91%	4.43%
FMN NAV	-0.66%	6.68%	6.21%
FMN Market Price	-1.07%	4.59%	5.75%
S&P Municipal Bond Index	0.77%	3.55%	4.20%

Information About The Reorganization

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION and termination

The Agreement and Plan of Reorganization and Termination (“Plan”), a copy of which is attached as Annex A to this Prospectus/Proxy Statement, provides for the Reorganization to occur on the Closing Date, which is expected to occur in the fourth quarter of 2017. The Reorganization will consist of: (i) the transfer of all or substantially all of the assets of FPT, which offers Common Shares, AMPS, and VMTPS in exchange solely for Common Shares, par value $0.01 per share, of FMN AMPS, liquidation preference $25,000 per share, of FMN, and VMTPS, liquidation preference $25,000 per share, of FMN; (ii) the distribution of the shares of FMN (Common Shares, AMPS and VMTPS) to the holders of the outstanding shares of FPT (Common Shares, AMPS and VMTPS, respectively); and (iii) the liquidation and dissolution/termination of FPT, all upon the terms and conditions set forth in the Plan. No fractional FMN Common Shares will be issued to the holders of FPT Common Shares. With respect to the aggregation and sale of fractional Common Shares, FMN’s transfer agent will act directly on behalf of the Shareholders entitled to receive fractional Shares and will accumulate fractional Shares (other than the fractional share held in a FPT DRP account), sell the shares on the NYSE, and distribute the cash proceeds net of brokerage commissions, if any, directly to Shareholders entitled to receive the fractional Common Shares (without interest and subject to withholding taxes). For federal income tax purposes, Shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a Shareholder will be the same as the holding period and aggregate tax basis of FPT Common Shares previously held by the Shareholder that were converted into FMN Common Shares, provided FPT Common Shares were held as capital assets.

On the Closing Date, FPT will transfer all, or substantially all, of its assets to FMN in exchange for shares of FMN. FPT will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to FMN, and which are not expected to be material in amount. FPT will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy reviewed with the Board, FPT will set aside cash to satisfy its liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to FMN. If, after the Closing Date, additional cash in excess of accrued expenses recorded on FPT’s books on or before the Closing Date are received by or returned to FPT, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact Shareholders may be retained by the Adviser and its affiliates in accordance with the policy. Any amount impacting Shareholders (i.e., that is not an expense accrual item) should be received by FMN as the surviving fund. Moreover, any amounts received or returned that are not retained by FPT’s Adviser or its affiliates should be remitted to FMN as the surviving fund. FMN is expected to be the accounting survivor of the Reorganization. In exchange for the transfer of these assets, FMN will simultaneously issue to FPT full (or cash in lieu of fractional shares, to the extent necessary) Common Shares, AMPS, and VMTPS equal in value to the aggregate NAV of the Common Shares, AMPS, and VMTPS of FPT, as applicable, calculated as of the Valuation Time. FMN’s shares will be distributed pro rata by FPT to its Shareholders in complete liquidation and dissolution/termination of FPT.

The value of FPT’s assets to be acquired by FMN shall be the value of such assets at the Closing Date of the Reorganization using FMN’s valuation procedures (see “Additional Information about the Funds -- Investment Valuation”). The Funds valuation procedures are identical. Consequently, it is not anticipated that the use of FMN s valuation procedures will result in a material revaluation of FPT’s assets at the time of the Reorganization. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the accompanying SAI. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.

Following the transfer of its assets in exchange for shares of FMN, FPT will distribute shares of FMN pro rata to FPT Shareholders of record in complete liquidation of FPT. Shareholders of FPT owning shares on the Closing Date of the Reorganization will receive that number of shares of FMN which have the same aggregate value as the Shareholder had in FPT immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FPT’s Shareholders on the share records of FMN s transfer agent. FMN does not issue share certificates to Shareholders. Following the consummation of the Reorganization, FPT will deregister from the SEC and be dissolved and terminated.

The transfer of Shareholder accounts from FPT to FMN will occur automatically. It is not necessary for FPT Shareholders to take any action to effect the transfer.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FPT’s Shareholders; (ii) approval of the Share Issuance by FMN’s Shareholders (see “Proposal 2--Issuance of Additional Common Shares of FMN”); and (iii) the receipt by FPT and FMN of an opinion to the effect that the Reorganization should be tax-free to FPT, its Shareholders and FMN. No gain or loss should be recognized by a Shareholder of FPT who exchanges all of its Common Shares solely for Common Shares of FMN pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares).The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or either Fund’s Board determines that the Reorganization is not in the best interests of the Shareholders of the Fund.

Board Considerations Relating to the Reorganization

Each Fund’s Board considered the potential benefits and costs of the Reorganization to the Fund and its Shareholders. In this regard, each Fund’s Board reviewed detailed information regarding the Fund, as described herein and as required by Rule 17a-8 under the 1940 Act. In determining that participation in the Reorganization is in the best interests of a Fund, and in approving the Plan, the Fund’s Board considered a number of factors, including, without limitation, the following:

•	The Board regularly evaluates the difference between its Fund’s market price per Common Share and its NAV per Common Share and considered whether measures to address any trading discount would be in the best interests of the Fund. FPT’s Board has previously taken steps to enhance Shareholder value by approving a tender offer for FPT’s AMPS, refinancing FPT’s leverage and approving the Tender Offer in connection with the Reorganization proposal. The Tender Offer will provide a liquidity opportunity and a potential alternative to the Reorganization if desired as Common Shareholders could exit at least a portion of their position in FPT prior to the Reorganization at a price close to NAV.
•	Alternatives to the Reorganization (and the Tender Offer) to enhance Shareholder value and the advantages of the Reorganization (and the Tender Offer) as compared to these other available options.
•	The investment goals of FPT and FMN are identical and that the investment strategies, policies and limitations of FPT and FMN are substantially similar. Each Fund invests substantially all (at least 90%) of its total assets in tax-exempt securities, albeit the primary difference between FPT’s and FMN’s investment strategies is that FPT, under normal circumstances, maintains a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years, while FMN maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar weighted average duration of thirteen years or less. Each Fund normally invests at least 80% of its total assets in investment grade tax-exempt securities. Each Fund also may invest up to 20% of its total assets in tax-exempt securities of below investment grade quality. See Summary - Comparison of Investment Objectives, Policies, and Risks.”
•	FMN Shareholders would likely benefit from a more conservative effective duration and broader yield curve diversification than is currently the case at a higher yield level that could not be recreated at today’s market yields (given that FPT’s assets would be acquired at historical amortized cost). The Adviser believes that a conservative effective duration and yield curve exposure is desirable from a total return and risk management perspective given the expected rise in market yields in the foreseeable future. It was noted that FMN’s current Shareholders may experience a somewhat lower yield, which the Adviser would carefully seek to manage in order to remain competitive in relation to other long-term municipal funds in its peer group category following the Reorganization.
•	The Reorganization may benefit Shareholders of each Fund through the potential for a narrower discount. Historically, FMN’s share price has traded much closer to NAV per Common Share than has been the case for FPT. The Boards considered that FMN’s narrower discount may be due, in part, to much greater market acceptance of the long-term, leveraged municipal fund structure relative to the intermediate structure. After the Reorganization, FPT Shareholders would experience a higher yield than they currently have. Reorganizing FPT into FMN and continuing to manage the combined fund using FMN’s current long-term strategy may benefit each Fund’s Shareholders through a narrower discount.
•	As a larger fund following the Reorganization, the Acquiring Fund is likely to benefit from greater trading volume and better Common Share trading liquidity for Shareholders, transaction cost advantages resulting from the ability to transact in larger blocks, fixed costs spread across a larger asset base, and greater flexibility to use tender option bonds (a somewhat lower cost leverage vehicle) as a potential leverage alternative.
•	The size of FPT’s Tender Offer will affect FMN’s leverage levels post-Reorganization. Post-Reorganization, FMN’s leverage is expected to rise modestly.
•	The likelihood that the Reorganization will help FPT avoid potentially significant expenses associated with being the subject of activist efforts, including proxy fights and contested solicitations.
•	The Adviser recommended the Reorganization (and the Tender Offer) to the Board and believed it should enhance Shareholder value. In evaluating the Adviser’s recommendation, the Board took into account the fact that the Adviser has entered into an Agreement with FPT’s largest Shareholder under which the Shareholder agreed to withdraw its Shareholder proposal and trustee nominations, vote in favor of the Reorganization and revert to passive investing with respect to the Funds for a period of time. The Board evaluated the potential influence the Agreement may have had on the Adviser’s recommendation of the Reorganization and considered that, with the support of the Shareholder, FPT may be able to achieve the requisite Shareholder approval for the Reorganization without significant solicitation expenses.
•	There is no anticipated decline in services to FPT Shareholders as a result of the Reorganization. The range and quality of the services that FPT Shareholders will receive as Shareholders of FMN will be comparable to the range and quality of services that they currently receive as both Funds are managed by the Adviser.
•	The investment personnel who manage FMN are the same as those managing FPT. The Adviser and the portfolio managers who currently manage FPT are expected to serve as the portfolio managers to FMN following the completion of the Reorganization.
•	FPT Shareholders will be merged into a fund with generally stronger performance and the same net operating expenses. While the Adviser currently does not anticipate seeking to terminate or increase its voluntary fee waivers for at least one year from the date of this Prospectus/Proxy Statement, no assurance can be given that the future net operating expenses thereafter will not be more or less. Should the Reorganization result in lower fees and expenses, it is anticipated that the size of the waiver needed to maintain the Acquiring Fund’s total expense ratio will decrease after the Reorganization. Due to the Adviser’s voluntary fee waivers, however, the overall net expense ratio for the Acquiring Fund post-Reorganization will not increase.
•	The Board considered the potential for dilution of the interests of FPT’s Shareholders and determined that because the Reorganization provides for the transfer of substantially all of the assets of FPT’s to FMN in exchange for FMN shares (and cash, to the extent necessary) having an aggregate NAV equal to the aggregate NAV of FPT’s Shares, the Reorganization will not result in economic dilution of the interests of FPT’s Shareholders. The Board also considered the terms and conditions of the Reorganization Agreement.
•	For U.S. federal income tax purposes the Reorganization is intended to be tax-free.
•	Provided that the Reorganization is tax-free, no gain or loss should be recognized by a Shareholder of FPT who exchanges all of his, her or its FPT Shares solely for the Shares of FMN pursuant to the Reorganization (except with respect to cash received in lieu of any fractional Common Shares). Further, provided that the Reorganization is tax-free, the aggregate tax basis of the Shares received by Shareholders of FPT should be the same as the aggregate tax basis (reduced by any amount of tax basis allocable to a fractional Common Share for which cash is received) of the Shares surrendered in exchange therefor.

FPT and FMN will bear the direct reorganization expenses associated with their participation in the Reorganization. These direct expenses in the aggregate are estimated to be approximately $25,000. In addition, while there are no commissions or separately identified fees on any dispositions (or purchases) of portfolio holdings by FPT to better align the portfolio to that of the Acquiring Fund or to support post-Reorganization distributions, the bond spreads on such dispositions (or purchases) may reflect transaction costs that would be incurred by FPT. While very difficult to estimate, the Adviser currently expects that these expenses would be less than one cent per Common Share.

Each Fund’s Board also considered that FMN and its affiliates would not receive a monetary benefit from the Reorganization (other than the continued receipt of management fees and administration fees and the potential reduction in its voluntary fee waiver for FMN). Each Fund’s Board considered the Adviser’s representation that, given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FPT and FMN and their respective Shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or the Funds bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

For these and other reasons, including other information in this Prospectus/Proxy Statement, each Fund’s Board, including a majority of whom are Independent Trustees, unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Fund, and that the interests of the existing Shareholders of the Fund will not be diluted as a result of the Reorganization.. The Boards approved, and are recommending that FPT Shareholders approve the Reorganization of FPT with and into FMN. The Board was assisted in its deliberations by independent legal counsel. The approval was made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The Reorganization as set forth in the Plan should constitute a tax-free reorganization under section 368(a) of the Code, and FPT and FMN each should be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	No gain or loss should be recognized by FMN upon its receipt of FPT’s assets in exchange for shares of FMN;
•	No gain or loss should be recognized by FPT upon transfer of its assets to FMN solely in exchange for the shares of FMN or upon the distribution of FMN shares to FPT’s Shareholders in exchange for their FPT shares;
•	No gain or loss should be recognized by Shareholders of FPT upon exchange of their FPT shares for FMN shares (except with respect to any cash in lieu of fractional shares);
•	The tax basis of the assets of FPT in the hands of FMN should be the same as the tax basis of such assets to FPT immediately prior to the Reorganization;
•	The aggregate tax basis of FMN shares received by each Shareholder of FPT pursuant to the Reorganization should be the same as the aggregate tax basis of the shares of FPT held by such Shareholder immediately prior to the Reorganization;
•	The holding period of FMN’s shares received by each Shareholder of FPT should include the period during which FPT’s shares exchanged therefor were held by such Shareholder, provided the shares of FPT were held as capital assets on the date of the Reorganization; and
•	The holding period of the assets of FPT in the hands of FMN should include the period during which those assets were held by FPT.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel. K&L Gates LLP, may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FPT, FMN or any Shareholder of FPT with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the sale of FPT’s assets in exchange for shares of FMN will be taxable to FPT and a Shareholder of FPT would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FPT shares and the fair market value of FMN shares received in exchange therefor.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each Fund is organized as a Delaware statutory trust. Each Fund’s operations are governed by its Agreement and Declaration of Trust, as amended and supplemented (collectively, “Declarations of Trust”) and By-Laws and applicable state law. Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a closed-end fund, some state laws also apply because each Fund is organized as an entity under state law. The federal law governing closed-end funds applies to both Funds.

The Funds’ Declarations of Trust are substantially similar. The following is a summary of the rights of Shareholders under each Fund’s Declarations of Trust and Bylaws. See “Certain Provisions in the Agreement and Declaration of Trust” for additional information.

A fund organized as a Delaware statutory trust is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the fund’s governing instrument. For a Delaware statutory trust, the law specifically addresses many aspects of corporate governance.

CATEGORY	SHAREHOLDER RIGHTS - FPT	SHAREHOLDER RIGHTS - FMN
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights	None	Same
Annual Meeting	Required	Same
Right to Call Shareholder Meetings	A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than 51% of the outstanding shares of the Trust or class or series of shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the state of Delaware on such day and at such time as the Board of Trustees shall designate.	Same
Notice of Meeting	Notice must be given by the Secretary of the Trust at least seven days before and no more than one hundred twenty (120) days before the meeting.	Same
Record Date for Meetings	A date which shall not be more than 120 days nor less than 10 days before the date of any such meeting.	Same
Quorum for Meetings	Except where a higher quorum is required by applicable law, by the By-Laws or by this Declaration, holders of one-third (33-1/3%) of the shares entitled to vote at a meeting in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter.	Same
Vote Required for Election of Trustees	The qualified nominees receiving the highest number of votes cast by the Shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.	Same
Adjournment of Meetings	Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those Shareholders present in person or by proxy, or by the chairperson of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a shareholders’ meeting prior to adjournment.	Same
Removal of Trustees by Shareholders	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of such Trustee.	Same
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same
Personal Liability of Shareholders	No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any other Person in connection with Trust Property or the acts, obligations or affairs of the Trust. As provided in the Delaware Statutory Trust Act, Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the Delaware General Corporation Law.	Same
Right of Inspection

If information is requested by a Shareholder, the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

The Board, or, in case the Board does not act, the president, any vice president or the secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

Same

DESCRIPTION OF THE SHARE CLASSes AND CAPITALIZATION

The shares of FMN to be issued to the Shareholders of FPT under the Plan will be fully paid and non-assessable when issued, transferable without restriction, and will have no preemptive or conversion rights. See “Additional Information about the Funds” for more information about the shares. The following table sets forth the unaudited capitalization of the Funds as of May 31, 2017 and the pro-forma combined capitalization of the combined Fund after the Reorganization as if the Tender Offer was fully subscribed and completed prior to that date and as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratio may vary.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
FPT Common Shares	$100,094,667	6,982,324	$14.34
FMN Common Shares	$93,547,570	6,189,879	$15.11
Adjustments*	--	(260,787)	--
FMN Pro Forma Combined**	$173,996,904	11,514,951	$15.11

FPT AMPS	$14,900,000	596	$25,000
FMN AMPS	$18,150,000	726	$25,000
FMN Pro Forma Combined	$33,050,000	1,322	$25,000

FPT VMTPS	$46,175,000	1,847	$25,000
FMN VMTPS	$35,525,000	1,421	$25,000
FMN Pro Forma Combined	$81,700,000	3,268	$25,000

* Adjustments necessary to reflect the number of FMN Common Shares to be issued to Common Shareholder of FPT based on the net assets of FPT and FMN’s NAV per Common Share.

** The pro forma net assets and NAV per Common Share reflect the payment of reorganization expenses and assume that the Tender Offer was fully subscribed.

FINANCIAL HIGHLIGHTS

The financial highlights for FPT and FMN are included as Annex B to this Prospectus/Proxy Statement. The financial highlights are intended to help you understand the performance of each Fund for its past five fiscal years. The unaudited financials of FPT and FMN for the semi-annual period ended May 31, 2017 are incorporated herein by reference to each Fund’s semi-annual report (available upon request). The audited financial statements of FPT and FMN for the fiscal year ended November 30, 2016 are incorporated herein by reference to each Fund’s annual report (available upon request) in reliance upon the reports of Ernst & Young LLP, each Fund’s independent registered public accounting firm.

ADDITIONAL Information About the Funds

Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Funds were created on the same date and were organized as Delaware statutory trusts pursuant to two separate Declarations of Trust dated as of October 16, 2002. Each Fund’s principal office is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561, and its telephone number is 1-800-341-7400. As discussed, FPT and FMN have identical investment objectives and substantially similar investment strategies.

The Adviser

The Board governs each Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Funds’ assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated Investors, Inc. advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $360.4 billion in assets as of June 30, 2017. Federated Investors was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.

Portfolio Managers

Each Fund’s portfolio managers are Lee R. Cunningham II and R.J. Gallo.

Lee R. Cunningham II has been a Portfolio Manager of both Funds since their Fund’s inception in December 2002. Mr. Cunningham joined Federated Investors in 1995 as an Investment Analyst, became a Portfolio Manager in 1998 and a Senior Portfolio Manager in 2007. He was named an Assistant Vice President of each Fund’s Adviser in January 1998 and became a Vice President of each Fund’s Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

R.J. Gallo has been each Fund’s Portfolio Manager since the Fund’s inception in December 2002. Mr. Gallo was named Head of Municipal Bond Investment Group in 2010 and became a Vice President of the Fund in June 2012. Mr. Gallo joined Federated Investors in 2000 as an Investment Analyst; he became a portfolio manager in 2002 and a Senior Portfolio Manager in 2005. He became a Senior Vice President of the Fund’s Adviser in January of 2011, served as a Vice President of the Fund’s Adviser from January 2005 through 2011 and served as Assistant Vice President of the Fund’s Adviser from January 2002 through 2004. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation. Mr. Gallo received a Master’s in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

The SAI to this Prospectus/Proxy Statement provides additional information about each Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Funds.

Investment Advisory AgreementS

Pursuant to separate investment advisory agreements between the Adviser and the Fund, the Adviser receives a fee payable monthly in arrears at an annual fee in a maximum amount equal to 0.55% of the average daily value of each Fund’s total Managed Assets (the “Management Fee”). For these purposes, “Managed Assets” means the total assets of each Fund (including recorded assets attributable to any Preferred Shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing Preferred Shares and/or borrowings from a credit facility).

In addition to the Management Fee of the Adviser, each Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing Shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Subject to the terms described in the “Expense Limitation” discussed below, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the Adviser voluntarily waived $299,492 and $272,127 of its fee for FPT and FMN, respectively.

A discussion of the Board's review of each Fund’s investment advisory contract is available in the Fund’s annual and semi-annual Shareholder reports for the periods ended November 30 and May 31, respectively.

Administrative Agreement

Federated Administrative Services (FAS), under a separate Administrative Services Agreement with each Fund, provides each Fund with administrative personnel and services. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:

Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

Subject to the terms described in “Expense Limitation” below, FAS may voluntarily choose to waive any portion of its fee. For each Fund for the year ended November 30, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.

Expense Limitation

The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTPS and commission costs on Preferred Shares dividend payments) paid by each Fund will not exceed 0.99%. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total annual operating expenses will not be more or less than 0.99%

In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing Shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Subject to the terms of the expense limitation described above, the Adviser or its affiliates may voluntarily choose to waive any portion of their fees.

INVESTMENT OBJECTIVES AND STRATEGIES

While there is no assurance that each Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus/Proxy Statement..

Each Fund’s investment objective is to provide current income exempt from federal income tax, including AMT. Each Fund invests primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser does not conduct its own analysis of the tax status of the interest paid by tax-exempt securities held by the Fund.

Each Fund normally invests substantially all (at least 90%) of its total assets in tax-exempt securities, and normally invests at least 80% of its total assets in investment grade tax-exempt securities. Each Fund may invest up to 20% of its total assets in tax-exempt securities of below investment grade quality (but not lower than B, including modifiers, sub-categories or gradations). The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Adviser performs a fundamental credit analysis on tax-exempt securities that a Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax-exempt securities held by a Fund on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

The only difference between FPT and FMN’s investment strategies is that FPT, under normal circumstances, maintains a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years, while FMN maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar weighted average duration of thirteen years or less.

FPT’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The average portfolio maturity of each Fund is dollar-weighted based upon the market value of each Fund’s securities at the time of calculation. FMN’s average stated portfolio maturity is determined based on the actual stated maturity dates of the debt securities in the Fund’s portfolio whether or not a security is subject to redemption at the option of the issuer prior to the security’s stated maturity.

“Duration” measures the sensitivity of a security’s price to changes in interest rates. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to a change in market interest rates. The Adviser increases or reduces each Fund’s portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it attempts to shorten the portfolio duration. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve’s monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

For temporary or for defensive purposes, each Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of a shareholder’s dividends being subject to federal income taxes. For more information, see “Tax Matters” in the accompanying SAI.

Because each Fund refers to municipal investments in its name, each Fund has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal income tax. This policy is referred to as the “80% Policy.”

Neither Fund can change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of such Fund’s outstanding Common Shares and Preferred Shares voting together as a single class, and (2) the holders of a majority of such Fund’s outstanding Preferred Shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch, Inc. (“Fitch”). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO’s rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it.

Tax-exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds.”

If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment. See Appendix A to the SAI for a description of NRSRO ratings

The Fund may make temporary defensive investments in treasury securities and agency securities, bank instruments, corporate debt securities, commercial paper, and repurchase agreements.

TYPES of investments

To pursue the investment objectives, FPT and FMN may invest generally in the same types of securities and instruments. The following provides general information on each Fund’s principal investments. The SAI to this Prospectus/Proxy Statement provides information about the Funds’ investments.

Tax Exempt Securities

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal income taxes.

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.

General Obligation Bonds (A Type of Tax-Exempt Security)

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds (A Type of Tax-Exempt Security)

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.

Private Activity Bonds (A Type of Special Revenue Bond)

Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.

Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).

The interest on many types of private activity bonds is subject to AMT. Each Fund may invest in bonds subject to AMT.

Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)

Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.

There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Municipal Leases (A Type of Tax-Exempt Security)

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

Each Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, each Fund may also invest directly in individual leases.

Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)

An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates.

Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.

Credit Enhancement

Each Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which each Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by each Fund to the issuer and no interest accrues to each Fund. Each Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the types in which each Fund may invest directly. Each Fund generally expects to invest in other investment companies during periods when it has large amounts of uninvited cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive high-yielding tax exempt securities available in the market, or when the Adviser believes share prices of investment companies offer attractive values. Each Fund may invest in investment companies advised by the Adviser to the extent permitted by applicable law or pursuant to exemptive relief from the SEC; currently, each Fund has not applied for such exemptive relief. As a shareholder in an investment company, each Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that each Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available tax exempt securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which a Fund is subject. NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Each Fund treats its investment in such open- or closed-end investment companies as investments in tax exempt securities.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The Funds may invest in tax-exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

Following is a description of non-principal tax exempt securities in which the Fund may invest.

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “conditional,” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Funds treat variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Funds, referred to as “synthetic” variable rate demand instruments, have certain features, such as call features, that make it possible that the Funds will realize capital gains.

Municipal Notes (A Type of Tax-Exempt Security)

Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Tax Increment Financing Bonds (A Type of Tax-Exempt Security)

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)

Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates. Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.

PACs (A Type of Municipal Mortgage-Backed Security)

PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.

Structured Notes

The Funds may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Funds may forgo all or part of the interest and principal that would be payable on a comparable conventional note.

The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Funds currently intend that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Funds’ portfolio (and thereby decreasing the Funds’ exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Funds will only invest in structured notes if it has received an opinion of counsel for the issuer or the advice of another authority believed by the Adviser to be reliable that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Funds’ use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, currencies, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between each Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Funds to clear certain swap contracts through a clearing house or central counterparty (a CCP).

To clear a swap through the CCP, the Funds will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Funds may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Funds must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.

The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Funds’ ability to enter into swaps in the OTC market. These developments could cause the Funds to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds.

Depending on how the Funds use derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Funds’ exposure to the risks of the Reference Instrument, and may also expose the Funds to liquidity and leverage risks. OTC contracts also expose the Funds to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”). To the extent necessary to meet such requirements, the Funds may purchase U.S. Treasury and/or government agency securities.

The Funds may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Funds are not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Funds may trade in the following specific types and/or combinations of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Funds, and therefore is not subject to registration or regulation as a commodity pool operator under the Act with respect to the Funds. Futures contracts traded OTC are frequently referred to as forward contracts. The Funds can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. The Funds may buy options on tax-exempt, or municipal, securities.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Funds would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Funds may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors. Common swap agreements that the Funds may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

Caps and Floors

Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

Municipal Market Data Rate Locks

The Funds may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Funds to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Funds will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Funds and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Funds buy an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Funds equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Funds will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Funds.

Short Sales

The Funds may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Funds’ portfolio. A short sale is a transaction in which the Funds sell a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Funds may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

When the Funds makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds replaces the borrowed security, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Funds engage in short sales, the Fund will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that the Funds contemporaneously own, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Funds’ losses could theoretically be unlimited in cases where the Funds are unable for whatever reason to close out its short position. The Funds have the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Inverse Floaters of Tender Option Bonds (TOBs)

A TOB is a special purpose trust that holds one or more tax-exempt obligations. The TOB issues two classes of securities: floater certificates, which pay a rate of interest reset periodically based on a short-term municipal benchmark; and inverse floaters, which pay the difference between the interest paid on the underlying obligations and the interest paid to floater certificate holders, less TOB program expenses.

When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond with more volatility to market interest rate changes than fixed rate, tax-exempt bonds of the same maturity. If market interest rates exceed the interest paid on the underlying obligations, the trust could be required to sell the obligations and distribute the proceeds to the certificate holders, which would cause the Fund to realize a loss on its investment.

Inverse floaters involve leverage risk which is substantially similar to the leverage risk associated with the Funds’ currently outstanding Preferred Shares. If short term and long term interest rates rise, the combination of the Funds’ investment in inverse floaters and their use of other forms of leverage (including the currently outstanding Preferred Shares) likely will adversely impact the Funds’ net asset value per share and income, distributions and total returns to Shareholders.

Temporary Defensive Investments

Each Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives. See “Temporary Defensive Investments” in the SAI for additional information.

Investment Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.

■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.

■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

■  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Funds cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Funds’ valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is not representative of the fair value of such security, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Funds determine their NAV per Common Share. (See the accompanying SAI for additional information about the Funds’ valuation procedures.)

Fair Valuation Procedures

The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of each Fund, Adviser and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the calculation of each Fund’s NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating each Fund’s NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

Dividend Reinvestment Plan

Unless the registered owner of a Fund’s Common Shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for Shareholders under the Plan, in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. A Common Shareholder may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if the Common Shares are registered in your name, or by contacting your bank, broker, or other nominee if your shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on a Common Shareholder’s behalf and may reinvest that cash in additional Common Shares of the Fund for such Common Shareholder. If a Common Shareholder wishes for all dividends declared on his, her, or its Common Shares to be automatically reinvested pursuant to the Plan, the Common Shareholder should contact his, her, or its broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which the Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution payable in cash (together, a “dividend”), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued Common Shares (“newly issued Common Shares”); or (2) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per Common Share are equal to or greater than the NAV per Common Share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued Common Shares. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Funds will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if, the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the participants.

In the case of record Shareholders such as banks, brokers, or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001. The address of the principal office of the Funds is 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Funds' transfer agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

Share Price Information

The following table shows FPT’s and FMN’s highest and lowest market price per Common Share on the NYSE for each quarter over the past two fiscal years and the first three quarters of each Fund’s fiscal year ending May 31, 2017. Also included in the table is the NAV per Common Share of each Fund on each such date and the percentage discount or premium to the NAV (expressed as a percentage) that the sales price represents.

FPT	Market Price		Net Asset Value		Discount/Premium%
Quarter Ended	High	Low	High	Low	High	Low
2/28/15	$13.23	$12.76	$14.93	$14.59	-11.39%	-12.54%
5/31/15	$13.03	$12.76	$14.38	$14.15	-9.39%	-9.82%
8/31/15	$13.22	$12.97	$14.29	$14.21	-7.49%	-8.73%
11/30/15	$13.33	$13.13	$14.43	$14.30	-7.62%	-8.18%
2/28/16	$13.68	$13.27	$14.74	$14.57	-7.19%	-8.92%
5/31/16	$14.16	$13.82	$14.99	$14.83	-5.54%	-6.81%
8/31/16	$14.72	$14.25	$15.11	$15.03	-2.58%	-5.19%
11/30/16	$14.12	$13.30	$14.69	$13.73	-3.88%	-3.13%
2/28/17	$12.86	$12.66	$13.98	$13.88	-8.01%	-8.79%
5/31/17	$13.33	$13.12	$14.34	$14.08	-7.04%	-6.82%

FMN	Market Price		Net Asset Value		Discount/Premium%
Quarter Ended	High	Low	High	Low	High	Low
2/28/15	$15.03	$14.50	$15.91	$15.53	-5.53%	-6.63%
5/31/15	$15.01	$14.72	$15.31	$15.04	-1.96%	-2.13%
8/31/15	$14.11	$13.81	$15.14	$15.05	-6.80%	-8.24%
11/30/15	$15.04	$14.46	$15.26	$15.11	-1.44%	-4.30%
2/28/16	$15.13	$14.88	$15.64	$15.42	-3.26%	-3.50%
5/31/16	$15.89	$15.41	$15.91	$15.73	-0.13%	-2.03%
8/31/16	$16.67	$16.16	$16.11	$16.01	3.48%	0.94%
11/30/16	$16.07	$14.84	$15.62	$14.55	2.88%	1.99%
2/28/17	$14.34	$13.96	$14.83	$14.72	-3.30%	-5.16%
5/31/17	14.14	13.86	15.11	14.86	-6.42%	-6.73%

On June 19, 2017, just prior to the time the press release was issued announcing the Boards’ determinations to reorganize FPT into FMN, FMN’s trading discount was -4.22%, and FPT had a market value per Common Share of $13.61 and an NAV per Common Share of $14.35, reflecting a -5.15% discount to NAV.

On July 31, 2017, each Fund’s NAV per Common Share closing price on the NYSE and resulting market price premium/discount to NAV was as follows.

	Market Price	Net Asset Value	Discount/Premium%
FPT	$13.83	$14.31	(3.35)%
FMN	$14.92	$15.10	(1.19)%

Control Persons

As of July 26, 2017, no persons beneficially owned more than 25 percent of the outstanding voting securities of either Fund.

Description of Capital Structure

Each Fund is an unincorporated statutory trust organized under the laws of the State of Delaware on October 16, 2002 pursuant to an Agreement and Declaration of Trust, as amended and supplemented, as of December 16, 2002 (each a “Declaration of Trust” and collectively, the “Declarations of Trust”). Each Fund’s Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized an unlimited number of Common Shares. Each Fund holds, and FMN intends to continue to hold, an annual meeting of Common Shareholders in compliance with the requirements of the NYSE.

(1)	(2)	(3)	(4)
Title of Class	Shares Authorized	Shares Held by Registrant or for its Account	Shares Outstanding Exclusive of Amount Shown Under (3)
FPT Common Shares	Unlimited	15,541	6,982,324
FPT AMPS	2,147	--	596
FPT VMTPS	1,847	--	1,847

FMN Common Shares	Unlimited	17,797	6,189,879
FMN AMPS	2,441	--	726
FMN VMTPS	1,421	--	1,421

Each Fund maintains two sources of leverage, namely VMTPS and AMPS. Financing costs for each of these forms of leverage are variable rate and are linked to short-term money-market interest rates. The financing cost for VMTPS resets weekly at a fixed spread above the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. AMPS dividend rates reset weekly and are linked to the 30-day AA-rated financial commercial paper rate published by the Federal Reserve. This leverage structure allows each Fund to pursue its leveraged strategy, with financing costs lower than the income earned on each Fund’s fixed-rate bond portfolio. In November 2011, each Fund announced a tender offer for 100% of its outstanding AMPS at a price of 96% of the $25,000 liquidation preference per share. Each tender offer closed on December 22, 2011, with 64.4% of FPT’s then-outstanding AMPS and 50.4% of FMN’s then-outstanding AMPS having been tendered and purchased.

Common Shares

Each Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable. So long as any of a Fund’s AMPS are outstanding, Common Shareholders of that Fund will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS have been paid, unless asset coverage, as defined in the 1940 Act, with respect to the AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any NRSROs rating the AMPS have been met. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Funds generally will not issue Common Share certificates. However, upon written request to a Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

VMTPS

This Prospectus/Proxy Statement is not an offering document for the VMTPS. The VMTPS will be issued in connection with the Reorganization; however, the VMTPS will be offered pursuant a private transaction and will not be registered under the Securities Act of 1933. Each Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series with rights as determined by the Fund’s Board without the approval of Common Shareholders. On December 19, 2016, each Fund announced that it has extended the term of its existing VMTPS for two and a half years, from June 19, 2017 to December 19, 2019. No other terms of the VMTPS have changed. Each Fund’s VMTPS are a floating-rate form of Preferred Shares with a mandatory term redemption date of June 19, 2019, unless extended, and dividends (which are treated as interest payments for financial reporting purposes) that reset weekly at a fixed spread above the SIFMA Municipal Swap Index. As of July 6, 2017, FMN and FPT currently have outstanding 1,421 and 1,847 VMTPS, respectively.

In each Fund’s Statement of Assets and Liabilities, the aggregate liquidation value of the VMTPS is shown as a liability since the shares have a stated mandatory redemption date. VMTPS represent Preferred Shares and rank on parity with the AMPS. VMTPS are senior in priority to each Fund’s outstanding Common Shares as to payment of dividends. The average liquidation value outstanding and average annualized dividend rate of VMTPS for FPT for the six-month period ended May 31, 2017, was $46,175,000 and 1.73%, respectively. The average liquidation value outstanding and average annualized dividend rate of VMTPS for FMN for the six-month period ended May 31, 2017, was $35,525,000 and 1.73%, respectively. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. For the year ended May 31, 2017 interest expense on VMTPS amounted to $583,467 and $758,383 for FMN and FPT, respectively.

Whenever Preferred Shares (including AMPS and VMTPS) are outstanding, Common Shareholders will not be entitled to receive any distributions from a Fund unless all accrued dividends on the Preferred Shares have been paid, the Fund satisfies the 200% asset coverage requirement after giving effect to the distribution, and certain other requirements imposed by any NRSROs rating the Preferred Shares have been met. At May 31, 2017, there were no such restrictions on the Funds.

AMPS

Each Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series with rights as determined by the Fund’s Board without the approval of Common Shareholders. The Statement of Preferences currently authorizes the issuance of 2,147 AMPS, Series A. As of July 6, 2017, FMN and FPT currently had outstanding 726 and 596 AMPS, respectively. The AMPS are redeemable at the option of a Fund at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date. The AMPS issued in connection with the Reorganization will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends, whether or not earned or declared. The AMPS also will be issued on the same terms as the existing AMPS.

FMN’s AMPS will rank on parity with any other series of Preferred Shares of FMN as to the payment of dividends and the distribution of assets upon liquidation. Each of the AMPS carries one vote on matters on which the AMPS can be voted. The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

The dividend rates on shares of each Fund’s AMPS, including FMN AMPS issued pursuant to the Reorganization, were structured to be determined on the basis of auctions, which are scheduled to be held weekly. However, in February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the AMPS market and the auction process used to set the AMPS’ dividend rate. This failure is ongoing and affects each Fund’s AMPS whose dividend rates are currently set by reference to a predetermined, index-based formula (the “Maximum Rate”). As a result, the dividend rates of the AMPS remain at the maximum applicable rates. The dividend rate for FMN’s and FPT’s AMPS at May 31, 2017, was 1.057% and 1.046%, respectively. While repeated unsuccessful auctions have affected the liquidity for the AMPS, they do not constitute a default or alter the credit quality. The auction agent, currently Deutsche Bank Trust Company Americas, will pay each broker-dealer trailer commissions after each auction, from funds provided by each Fund.

Rate Periods. The Initial Rate Period of FMN AMPS to be issued pursuant to the Reorganization will begin the first day after the Closing Date. The number of days in the Initial Rate Period will be the number of days after the Closing Date through the following Friday. The dividend rate for FMN AMPS to be issued pursuant to the Reorganization for such Initial Rate Period will be the dividend rate for the outstanding FMN AMPS immediately prior to the Closing Date calculated pro rata based on the Initial Rate Period. Subsequent rate periods for the AMPS will generally be seven days. The Fund (including FMN), subject to certain conditions, may change the length of subsequent rate periods designating them as special rate periods. See “Designation of Special Rate Periods” below.

Dividend Payment Dates. Dividends on the AMPS will be payable, when as and if declared by each Fund’s Board, out of legally available funds in accordance with the Declaration of Trust (including the Statement of Preferences, as amended (the “Statement”)) and applicable law. The initial dividend payment date for FMN’s AMPS issued pursuant the Reorganization will be the first Friday following the Closing Date. Subsequent dividend payment dates will be each Friday.

If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Funds may specify different dividend payment dates for any special rate period of more than 28 rate period days.

Dividends will be paid through the securities depository on each dividend payment date. The securities depository, in accordance with its current procedures, is expected to distribute dividends received from each Fund in next-day funds on each dividend payment date to agent members. These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use such Broker-Dealer or that broker-dealer’s designee as agent member.

Calculation of Dividend Payment. Each Fund computes the dividends per share payable on the AMPS by multiplying the applicable rate in effect for the dividend period by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period), and the denominator will normally be 365. If a Fund has designated a dividend period of other than seven rate period days (by changing the dividend payment dates for a special rate period of more than 28 rate period days), then the numerator will be the number of days in the special dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share of the AMPS.

Dividends on the AMPS will accumulate from the date of their original issue. For each rate period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate results from an auction will not be greater than the maximum applicable rate described below.

For a minimum rate period of seven rate period days, the maximum applicable rate for the AMPS will generally be the applicable percentage, set forth in the Applicable Percentage Table below, of the “AA” Financial Composite

Commercial Paper Rate for the rate period. The Statement contains special provisions for determining the maximum rate for a minimum rate period in the event the AMPS have had a special rate period of more than 28 rate period days but have not subsequently had an auction at which sufficient clearing bids existed.

For a special rate period of more than seven rate period days, the maximum rate will be the product of the applicable percentage, set forth in the Applicable Percentage Table below, and the highest of:

•	the reference rate, set forth in the Reference Rate Table below, for a rate period equal in length to the then ending rate period;
•	the reference rate, set forth in the Reference Rate Table below, for a rate period equal in length to the special rate period for which the auction is being held; or
•	the “AA” Financial Composite Commercial Paper Rate for a minimum rate period of seven rate period days.

The applicable percentage is determined based on the lower of the prevailing ratings of the AMPS by Moody’s or Fitch in effect at the close of business on the business day next preceding the auction date. If neither Moody’s nor Fitch shall make such rating available, the rate will be determined by reference to equivalent ratings issued by one or more substitute NRSROs. If a Fund has provided notification to the auction agent prior to an auction establishing the applicable rate for a rate period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned “Applicable Percentage: Notification” in the Applicable Percentage Table below:

Applicable Percentage Table
Prevailing Ratings		Applicable Percentage
Moody’s	Fitch	Applicable Percentage: No Notification	Applicable Percentage: Notification
“Aa3” or higher	AA- or higher	110%	150%
“A3” to “A1”	A- to A+	125%	160%
“Baa3” to “Baa1”	BBB- to BBB+	150%	250%
“Ba3” to “Ba1”	BB- to BB+	200%	275%
Below “Ba3”	Below BB-	250%	300%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

Reference Rate Table
Rate Period	Reference Table
182 days or less	“AA” Financial Composite Commercial Paper Rate
183 days to 364 days	Treasury Bill Rate
365 days or more	Treasury Note Rate

The “AA” Financial Composite Commercial Paper Rate is the interest equivalent of the rate made available by the Federal Reserve for the business day preceding the auction date, as set forth in the table below:

“AA” Financial Composite Commercial Paper Rate Table
Minimum Rate Period	Special Rate Period	“AA” Financial Composite Commercial Paper Rate
7 days*	48 days or less	30-day rate
	49 days to 69 days	60-day rate
	70 days to 84 days	Average of 60-day and 90-day rates
	85 days to 98 days	90-day rate
	99 days to 119 days	Average of 90-day and 120-day rates
	120 days to 140 days	120-day rate
	141 days to 161 days	Average of 120-day and 180-day rates
	162 days to 182 days	180-day rate

* In the case of a minimum rate period for which all outstanding AMPS are subject to submitted hold orders, the “AA” Financial Composite Commercial Paper Rate is the interest equivalent of the seven-day rate.

If the Federal Reserve does not make available any such rate, the rate shall be the average rate quoted by the Commercial Paper Dealers to the auction agent for the close of business on the business day next preceding such date.

If an auction for a rate period is not held for any reason other than a failure by a Fund to timely deposit with the auction agent any dividends or redemption price of the AMPS, the dividend rate for the rate period will generally be the maximum rate for the AMPS on the date the auction was scheduled to be held. The Statement contains special provisions for determining the applicable rate following a failure by a Fund to timely deposit with the auction agent any dividends or redemption price payable on the AMPS.

Gross Up Payments. Under federal income tax rules applicable to each Fund, each Fund may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on the Fund’s AMPS. If a Fund makes such a taxable allocation to a dividend on the Fund’s AMPS without giving advance notice thereof to the auction agent, the Fund will pay to the holders of the AMPS entitled to such dividend, when, as and if declared by the Board out of funds legally available therefor, an additional payment. The additional payment will be in an amount (the “Gross-up Payment”) which, when taken together with the aggregate amount of Retroactive Taxable Allocations to which the Gross-up Payment relates, would cause such holder’s dividends, after federal income tax consequences, from the aggregate of such Retroactive Taxable Allocations and the related Gross-up Payment to be equal to the amount of dividends the holder would have received if the Retroactive Taxable Allocations had been excludable from the holder’s gross income, provided that the Gross-up Payment will be calculated:

•	without consideration being given to the time value of money;
•	assuming that no holder of AMPS is subject to AMT with respect to dividends received from the Fund; and
•	assuming that each Retroactive Taxable Allocation and each Gross-up Payment, except to the extent the Gross-up Payment is designated as an exempt-interest dividend, would be taxable in the hands of each holder of AMPS at the maximum marginal regular federal income tax rate applicable to ordinary income or net capital gain, as applicable, for individuals or corporations, whichever is greater, in effect at the time the Gross-up Payment is made.

Each Fund will, within 90 days after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent and direct the Fund’s dividend disbursing agent to send such notice and a Gross-up Payment to each registered holder of AMPS that was entitled to such dividend payment during the fiscal year.

Restrictions on Dividends and Other Distributions. While the AMPS are outstanding, a Fund may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares or call for redemption, redeem or purchase or otherwise acquire for consideration any of its Common Shares unless:

•	full cumulative dividends on the AMPS through the most recently ended dividend period have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;
•	the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement; and
•	immediately after such transaction, the Discounted Value of the Fund’s portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with the guidelines of the NRSROs then rating the AMPS (see “NRSRO Guidelines and Asset Coverage” below).

Neither Fund generally may declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS unless the Fund has paid or contemporaneously declares and pays full cumulative dividends on the AMPS through the most recent dividend payment date. However, when a Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any such classes or series of parity shares through their most recent dividend payment dates, all dividends upon the AMPS and any such class or series of parity shares shall be declared pro rata so that the amount of dividends declared per share on the AMPS and such other class or series of shares bear to each other the same ratio that accumulated dividends per share on AMPS and such other class or series of shares bear to each other.

Designation of Special Rate Periods. Each Fund may, at its option, designate any rate period for the AMPS after the initial rate period as a special rate period consisting of a specified number of rate period days (other than seven) evenly divisible by seven and not more than 1,820 (approximately five years), subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) a Fund shall have certain notices to the auction agent, (b) an auction for the AMPS shall have been held on the auction date immediately preceding the first day of the proposed special rate period and sufficient clearing bids shall have existed in such auction and (c) if the Fund shall have mailed a notice of redemption with respect to any of the AMPS, the redemption price for such shares shall have been deposited with the auction agent. A Fund will give holders of AMPS notice of any special rate period as provided in the Statement.

Mandatory Redemption. In the event a Fund does not timely cure a failure to maintain (a) a Discounted Value (as described in the Statement) of its portfolio equal to the Preferred Shares Basic Maintenance Amount (as described in the Statement) or (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS (“Investment Company Act Preferred Shares Asset Coverage”), in each case in accordance with the requirements of the NRSROs then rating the AMPS, the AMPS will be subject to mandatory redemption on a date specified by the Fund’s Board out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption. A Fund’s AMPS are redeemable at the option of the Fund, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption:

(a) as a whole or from time to time in part on the second business day preceding any dividend payment date; provided, however, that (i) the AMPS may not be redeemed in part if after such partial redemption fewer than 300 AMPS would remain outstanding; and (ii) the notice establishing a special rate period may provide that the AMPS shall not be redeemable during the whole or any part of such special rate period, except as provided in clause (b) below, or shall be redeemable during the whole or any part of such special rate period only upon payment of such redemption premium or premiums as shall be specified therein; and

(b) as a whole but not in part on the first business day following any dividend period included in a special rate period of more than 364 rate period days if, on the date of determination of the applicable rate for such rate period, such applicable rate equaled or exceeded the Treasury Note Rate (as described in the Statement) for such rate period.

Notwithstanding the foregoing, if any dividends on a Fund’s AMPS are in arrears, no AMPS shall be redeemed by the Fund unless all of the outstanding AMPS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any of the AMPS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding AMPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all of the Fund’s outstanding AMPS.

Liquidation. Subject to the rights of holders of any series or class of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of a Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of the Fund’s AMPS then outstanding will be entitled to receive out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Fund’s Common Shares, an amount equal to the liquidation preference of $25,000 per share, plus an amount equal to all dividends thereon accumulated but unpaid to the date of final distribution, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of the Fund’s AMPS of the full preferential amounts described above, the holders of the Fund’s AMPS as such shall have no claim to any of the remaining assets of the Fund.

Neither the sale of all or substantially all the property or business of a Fund nor the merger or consolidation of a Fund with any corporation or business trust (including, without limitation, the Reorganization) shall be a liquidation, whether voluntary or involuntary, for the purposes of the preceding paragraph.

Comparison of Rights of Holders of AMPS of FPT and FMN.

The terms of the shares of FMN AMPS issued pursuant to the Reorganization will be substantially similar to the outstanding FMN AMPS and outstanding FTP AMPS.

Voting Rights. Except as otherwise described in this prospectus and in the SAI or as otherwise required by law, holders of AMPS will have equal voting rights with holders of Common Shares and any other Preferred Shares (one vote per share) and will vote together with holders of Common Shares and any other Preferred Shares of the Fund as a single class.

Holders of outstanding Preferred Shares, including the AMPS, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of Common Shares and Preferred Shares, including the AMPS, voting together as a single class. In addition, if on any dividend payment date dividends (whether or not earned or declared) on any outstanding Preferred Shares, including the AMPS, are due and unpaid in an amount equal to two full years' dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding Preferred Shares, including the AMPS, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares including the AMPS as described above, would constitute a majority of the Board. The holders of Preferred Shares s, including the AMPS, voting as a separate class, will be entitled to elect that smallest number of additional trustees at a special meeting of holders of Preferred Shares held as soon as practicable and at all subsequent meetings at which trustees are to be elected. The terms of office of the person who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, al dividends payable on all outstanding Preferred Shares, including the AMPS, these special voting rights will cease, and the terms of office of the additional trustees elected by the holders of Preferred Shares s, including the AMPS, will automatically terminate.

As long as any of the AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the AMP outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional AMPS; except that, notwithstanding the foregoing, the Board, without the vote or consent of the holders of the AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional AMPS, or classes or series of other Preferred Shares ranking on a parity with the AMPS with respect to the payment of dividends and the distribution of assets upon liquidation if the Fund receives written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) or any substitute NRSRO (if such NRSRO is then rating the AMPS) that such authorization, creation and issuance would not impair the rating then assigned by such NRSRO to the AMPS and if, in any event, the Fund would, after giving effect thereto, continue to maintain the Investment Company Act Preferred Shares Asset Coverage; or

(b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or the holders of the AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of the AMPS will be deemed to affect such preferences, rights or powers only if the terms thereof adversely affect the holders of the AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon liquidation of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

(c) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the holders of "a majority of the outstanding," as defined in the1940 Act, Preferred Shares s, including the AMPS, voting as a separate class, shall be required to approve (A) any plan of reorganization, as such term is used in the 1940 Act, adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

AMPS SECURITY RATINGS: NRSRO GUIDELINES AND ASSET COVERAGE

Each Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy an NRSRO's guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value, as defined by that NRSRO. The Moody's and Fitch guidelines do not impose any limitations on the percentage of a Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in a Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Fund’s AMPS then outstanding and (b) certain accrued and projected payment obligations of a Fund.

Each Fund is also required under the 1940 Act to maintain Investment Company Act Preferred Shares Asset Coverage. A Fund’s Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities of the Fund are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended.

In the event a Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the NRSRO or NRSROs then rating the Fund’s AMPS, the Fund will be required to redeem the Fund’s AMPS as described under "--Redemption--Mandatory Redemption" above.

A Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any NRSRO providing a rating for a Fund’s AMPS may, at any time, change or withdraw any such rating. A Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions of the Statement which have been adopted by the Fund pursuant to the NRSRO guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Fund’s AMPS.

As described by Moody's and Fitch, a Preferred Share rating is an assessment of the capacity and willingness of an issuer to pay Preferred Share obligations. A rating on a Fund’s AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The NRSRO guidelines described above also do not address the likelihood that a holder of a Fund’s AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by a Fund and its Adviser and information obtained from other sources. A rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Each Fund’s Common Shares have not been rated by an NRSRO.

An NRSRO's guidelines will apply to a Fund’s AMPS only so long as such NRSRO is rating the AMPS. A Fund will pay certain fees to Moody's and Fitch for rating the Fund’s AMPS.

Federal Income Tax Matters Associated with InvestmentS in the FundS

The following information is meant as a general summary for U.S. Shareholders. Please see the SAI to this Prospectus/Proxy Statement for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, a Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, a Fund is not expected to be subject to federal income tax on the income and gains it distributes to Shareholders. Each Fund primarily invests in tax-exempt municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or tax-exempt municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of a Fund’s dividends paid to its Shareholders should qualify as “exempt-interest dividends.” A Shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an AMT with respect to corporations, individuals, trusts and estates. Interest on certain tax-exempt municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s AMT income. To the extent that a Fund receives income from such tax-exempt municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to Shareholders s to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of its income attributable to tax-exempt municipal obligations subject to the federal AMT. Corporations are subject to special rules in calculating their federal AMT income with respect to interest from such tax-exempt municipal obligations.

In addition to exempt-interest dividends, a Fund may also distribute to its Shareholders amounts that are treated as long-term capital gains or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a Shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a Shareholder has held his, her, or its shares. Long-term capital gains are currently taxable to non-corporate Shareholders at a maximum federal income tax rate of 20%. Neither Fund expects that any part of its distributions to Shareholder from its investments will qualify for the dividends-received deduction available to corporate Shareholder or as “qualified dividend income” available to non-corporate Shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. A Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a Shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to the Common Shares and the Preferred Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to Shareholders of record in October, November or December and paid during the following January will be treated as having been received by Shareholders in the year the dividends were declared.

Each Shareholder of a Fund will receive an annual statement summarizing the Shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to Shareholders who hold their shares as capital assets. Generally, a Shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares. If a Shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the Shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other substantially identical shares of such Fund or other substantially identical share or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if a Shareholder receives social security or certain railroad retirement benefits, the Shareholder may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

Each Fund may hold or acquire tax-exempt municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) if a Shareholder fails to provide such Fund with his, her, or its correct taxpayer identification number or to make required certifications, or if the Shareholder has been notified by the IRS that he, she , or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability.

State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, each Fund will report annually to its Shareholders the percentage of interest income such Fund earned during the preceding year on tax-exempt obligations and such Fund will indicate, on a state-by-state basis, the source of this income. A Shareholder should consult with their tax adviser about state and local tax matters. Please refer to the Statement of Additional Information for more detailed information.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving a Fund’s Shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over each Fund. Such attempts could have the effect of increasing the expenses of a Fund and disrupting the normal operation of a Fund. The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of a Fund’s Board. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, each Fund's Declaration of Trust requires the favorable vote of a majority of the Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of such Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees of the Fund. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person, including its affiliates and associates, who, whether directly or indirectly and whether alone or together with his, her, or its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of a Fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder;
•	the issuance of any securities of a Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);
•	the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
•	the sale, lease or exchange to a Fund or any subsidiary of a Fund, in exchange for securities of a Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair make value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert a Fund to an open-end investment company, each Fund's Declaration of Trust requires the favorable vote of a majority of the Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” as defined in the 1940 Act of a Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by Shareholders of the Fund. If approved in the foregoing manner, conversion of a Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders of the Fund. Conversion of a Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares of the Fund, which could eliminate or alter the leveraged capital structure of a Fund with respect to its Common Shares. Following any such conversion, it is also possible that certain of a Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, a Fund’s Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. A Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of each Fund's investment objective and policies. Therefore, a Shareholder should assume that it is not likely that the Board of either Fund would vote to convert the Fund to an open-end fund.

To liquidate a Fund, a Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Fund’s Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund will be required.

For the purposes of calculating “a majority of the outstanding voting securities” under each Fund's Declaration of Trust, each class and series of a Fund will vote together as a single class, except to the extent required by the 1940 Act or a Fund's Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board of each Fund has determined that the provisions with respect to the Fund’s Board and the Fund’s Shareholders voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund’s Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PROPOSAL #2--ISSUANCE OF ADDITIONAL COMMON SHARES OF FMN
(FMN SHAREHOLDERS ONLY)

In connection with the proposed Reorganization (which is described more fully under “Proposal 1” above), FMN will issue additional FMN Common Shares to FPT. Applicable NYSE rules require Shareholder approval of the additional FMN Common Shares to be issued in connection with the Reorganization. Subject to notice of issuance, FMN will list such shares on the NYSE. FMN will acquire all or substantially all of the assets of FPT in exchange for newly issued FMN Common Shares and Preferred Shares. FPT will distribute FMN Common Shares to its Common Shareholders (and Preferred Shares to its Preferred Shareholder) and will then terminate its registration under the 1940 Act and dissolve under applicable state law. FMN’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganization may benefit holders of FMN’s Common Shares due to, among other reasons, the increased size of FMN following the Reorganization. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 1—Information about the Reorganization—Summary” and “Proposal No. 1—Information about the Reorganization—Reasons for the Proposed Reorganization.”

If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of FPT will be the value of its assets, less its liabilities, calculated as of 4:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of FPT’s assets shall be determined by using the valuation procedures of the Funds adopted by the Boards (see “Additional Information about the Fund -- Investment Valuation”).

The aggregate NAV, as of the Valuation Time, of FMN Common Shares received by FPT in connection with the Reorganization will equal the aggregate NAV of FPT Common Shares held by Shareholders of FPT as of the Valuation Time. Prior to the Valuation Time, the NAV of FPT and FMN will be reduced by the costs of the Reorganization borne by such Fund. No fractional Common Shares of FMN will be issued to Shareholders in connection with the Reorganization, and FPT Shareholders will receive cash in lieu of such fractional shares. As a result of the Reorganization, Common Shares of the Funds will hold reduced percentages of ownership in FMN following the Reorganization than they held in FMN or FPT individually.

The Reorganization will result in no reduction in NAV of FMN’s Common Shares, other than to reflect the costs of the Reorganization. It is expected that no gain or loss will be recognized by FMN for federal income tax purposes as a direct result of the Reorganization. After the Reorganization, FMN is expected to partly reposition its portfolio over time to take advantage of its ability to hold a portfolio of securities with a longer dollar weighted average stated portfolio maturity (fifteen to thirty years) and a longer dollar-weighted average duration (thirteen years or less) as compared to FPT’s portfolio of securities.

FMN will continue to operate following the Reorganization as a registered closed-end management investment company, with the investment objectives and policies described in this Prospectus/Proxy Statement, which are not changing.

Shareholder approval of the Share Issuance requires the affirmative vote of Common and Preferred Shareholders, voting together as a class, representing at least a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the proposal.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions, including approval of Proposal 1 and Proposal 2.

The Board of FMN recommends that shareholders of FMN vote “FOR” the approval of the issuance of additional common shares of FMN in connection with the Reorganization.

PROPOSAL #3–ELECTION OF J. Christopher Donahue, P. Jerome Richey, AND John T. Collins AS CLASS II TRUSTEES OF EACH FUND (COMMON AND PREFERRED SHAREHOLDERS OF FPT AND FMN Separately)

In accordance with each Fund’s Declaration of Trust, the Trustees elected by the Common Shareholders and Preferred Shareholders of each Fund have been divided into the following three classes (each a “Class”): Class I, whose term will expire at the Fund’s 2019 annual meeting of Shareholders; Class II, whose term will expire at the Fund’s 2017 annual meetings of Shareholders; and Class III, whose term will expire at the Fund’s 2018 annual meeting of Shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, Shareholders will vote to elect Class II Trustees of their Fund at the Joint Annual Meeting to serve for an approximately three-year term until the 2020 annual meetings and until their successors shall be duly elected and shall qualify. Each Fund’s Declaration of Trust provides that a majority of the Trustees may fix the number of the entire Board of the Fund and that such number shall be no less than 3 or more than 25. The Board of each Fund will fix the appropriate number of Trustees for the Fund from time to time. Proxies cannot be voted for a greater number of persons than the nominees named.

The following table summarizes, for both Funds, the nominees who will stand for election by both the Common Shareholders and Preferred Shareholders of a Fund at the Joint Annual Meeting, the respective Class of Trustees to which they have been designated, and the expiration of their respective terms if elected:

Interested Trustee	Class	Expiration of Term if Elected*
J. Christopher Donahue	Class II	2020 Annual Meeting

Independent Trustees	Class	Expiration of Term if Elected*
P. Jerome Richey	Class II	2020 Annual Meeting
John T. Collins	Class II	2020 Annual Meeting
* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxies intend to vote in favor of the election of J. Christopher Donahue, P. Jerome Richey, and John T. Collins as Class II Trustees of each Fund. The nominees are presently serving as Trustees. See “Information about each Fund” for current biographical information about Messrs. Donahue, Richey, and Collins. Mr. Donahue is an Interested Trustee due to his beneficial ownership of shares of Federated Investors, Inc. and due to positions he holds with Federated Investors, Inc. and its subsidiaries.

If the Reorganization and the Share Issuance, as described in Proposals 1 and 2, respectively, are approved, it will not be necessary for FPT Shareholders to consider the election of Trustees of FPT at the annual shareholder meeting.

In the election of the Class II Trustees, the holders of a Fund’s Common Shares and Preferred Shares will vote together as a single class, with each share being entitled to one vote. In the election of Class II Trustees for each Fund, the three nominees receiving the highest numbers of votes will be elected.

The Board of Trustees of each Fund unanimously recommends that Shareholders vote “FOR” the election of these nominees as Trustees for their respective Funds.

PROPOSAL #4–ELECTION OF PETER E. MADDEN AND JOHN S. WALSH AS TRUSTEES OF EACH FUND (PREFERRED SHAREHOLDERS of FPT AND FMN SEPARATELY)

In accordance with each Fund’s governing documents and applicable law, at each annual meeting the Preferred Shareholders of the Fund, voting separately as a class, are entitled to elect two Trustees of the Fund. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.

The following table summarizes, for both Funds, the nominees who will stand for election by the Preferred Shareholders of a Fund at the Joint Annual Meeting, and the expiration of their respective terms if elected:

Independent Trustees	Expiration of Term if Elected*
Peter E. Madden**	2018 Annual Meeting
John S. Walsh	2018 Annual Meeting

*A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**Pursuant to the Board’s retirement policy, Mr. Madden currently plans to retire on December 31, 2017.

Each Board has implemented a retirement policy. Due to retirement policy, if elected, it is currently anticipated that Peter E. Madden would retire during his term on December 31, 2017, before the annual meeting of shareholders in 2018.

The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. See “Information about each Fund” for current biographical information about Messrs. Madden and Walsh.

In the election of the two Trustees of each Fund to be elected by the Preferred Shareholders of the Fund, the holders of a Fund’s Preferred Shares will vote separately as a class, with each share being entitled to one vote. In the election of these Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected.

The Board of Trustees of each Fund unanimously recommends that Shareholders vote “FOR” the election of these nominees as Trustees of their respective Funds.

INFORMATION ABOUT EACH FUND

All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Joint Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board of each Fund. Each Fund’s Board has no reason to believe that any nominee will become unavailable for election as a Trustee. The Funds are each managed by Federated Investment Management Company (“Adviser”).

Board of Trustees

The Board of each Fund is responsible for managing the Fund’s business affairs and for exercising all of the Funds’ powers except those reserved for the Shareholders. The following tables give information about each Trustee and the senior officers of each Fund. Where required, the tables separately list Trustees who are “interested persons” of the Funds (within the meaning of Section 2(a) (19) of the 1940 Act (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Closed-End Fund Board. The Federated Fund Complex consisted of 40 investment companies (comprising 122 portfolios), which totaled approximately $360.4 billion in assets as of June 30, 2017. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and, except with respect to the Funds, serves for an indefinite term.

Qualifications of Interested Trustees

Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.

About the Trustees

The following table provides a complete listing of each Fund’s Board of Trustees, which are comprised of the same individuals. Only Messrs. Donahue, Richey, Collins, Madden, and Walsh are nominees for election at the Joint Annual Meeting.

Interested Trustees Background and Compensation

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From FPT and FMN (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (past fiscal year)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; Chairman, Passport Research Ltd.

		$0	$0	2020+
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Began serving: May 2016

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

		$0	$0	2018
+	If elected.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated Investors and its subsidiaries.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background, Qualifications and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.

•	Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age for Independent Trustees of 75 years.
•	Possesses no conflicts which would interfere with qualifying as Independent Trustee.
•	Appropriate interpersonal skills to work effectively with other Independent Trustees.
•	Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies.
•	Diversity of background.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FPT and FMN (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (past calendar year)	Year of Term Expiration
John T. Collins Birth Date: January 24, 1947 TRUSTEE Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).

Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.

Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

		$1,135.76 (FPT) $1,124.14 (FMN)	$275,000	2020+
G. Thomas Hough Birth Date: February 28,1955 TRUSTEE Began serving: January 2016

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).

Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.

Qualifications: Mr. Hough served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.

		$1,135.76 (FPT) $1,124.14 (FMN)	$275,000	2018
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.

Other Directorships Held: Director, CONSOL Energy Inc.

Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.

		$1,135.76 (FPT) $1,124.14 (FMN)	$275,000	2019
Peter E. Madden* Birth Date: March 16, 1942 TRUSTEE Began serving: December 2002

Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None.

Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.

		$1,383.55 (FPT) $1,369.39 (FMN)	$335,000	2018+
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.	$1,032.52 (FPT) $1,021.96 (FMN	$250,000	2018
Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: None.

Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

		$1,239.01 (FPT) $1,226.34 (FMN)	$300,000	2019
P. Jerome Richey Birth Date: February 23, 1949 TRUSTEE Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.

Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

		$1,032.52 (FPT) $1,021.96 (FMN)	$250,000	2020+
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).).	$1,032.52 (FPT) $1,021.96 (FPM	$250,000	2018+
+	If elected.

**Pursuant to the Board’s retirement policy, Mr. Madden currently plans to retire on December 31, 2017.

Board Leadership Structure

As required under the terms of certain regulatory settlements, the Chairman of the Board of each Fund is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Investors or its affiliates or (other than his position as a Trustee) with the Fund.

Board’s Role in Risk Oversight

The Board’s role in overseeing a Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Investors’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Investors, which includes risk management committees for investment management and for investor services. The Board of each Fund also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks. On behalf of the Board of each Fund, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with each Fund’s Principal Financial Officer and outside auditors, as well as with Federated Investors’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership of Shares in the Funds and in the Federated Family of Investment Companies

Interested Board Member Name	Dollar Range of Shares owned in FPT (as of July 26, 2017)	Dollar Range of Shares owned in FMN (as of July 26, 2017)	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies (as of July 26, 2017)
J. Christopher Donahue	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
John B. Fisher	None	None	Over $100,000
Independent Board Member Name
John T. Collins	None	None	Over $100,000
G. Thomas Hough	None	None	$50,001 - $100,000
Maureen Lally-Green	None	None	Over $100,000
Peter E. Madden	None	None	Over $100,000
Charles F. Mansfield, Jr.	None	None	Over $100,000
Thomas M. O’Neill	None	None	Over $100,000
P. Jerome Richey	None	None	Over $100,000
John S. Walsh	None	None	Over $100,000

Officers of the Funds

The executive officers of each Fund are elected annually by the Board of Trustees of the Fund. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of each Fund, which are the same individuals and their principal occupations during the last five years, are as follows:

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: December 2002

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Lori A. Hensler Birth Date: January 6, 1967 TREASURER Began serving: April 2013

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.

Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: December 2002

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Began serving: January 2005

Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: July 2015

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.

Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER AND SENIOR VICE PRESIDENT Began serving: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated’s taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
*	Officers do not receive any compensation from the Fund.

Share Ownership of the Funds

As of July 26, 2017,, the following Trustee and/or Officers owned shares of the Funds:

Name	Position(s)	Fund/Class	Shares Owned
J. Christopher Donahue	President and Trustee	FPT–Common Shares	6,800
J. Christopher Donahue	President and Trustee	FMN–Common Shares	6,800
Richard B. Fisher	Vice Chairman	FMN –Common Shares	46,616

As of July 26, 2017, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund’s outstanding shares.

As of July 26, 2017, to the best of the Funds’ knowledge, the following persons owned of record 5% or more of the outstanding shares of the class of the Funds indicated below:

Fund/Class	Name	Shares Owned
FPT–Common Shares	Cede & Co., New York, NY	6,965,519 (99.75%)
FMN–Common Shares	Cede & Co., New York,	6,169,640 (99.67%)

The Funds received notice of filings on Schedule 13G and Schedule 13D indicating that a Shareholder owned more than 5% of a class of the Fund’s shares. The following is information relating to these Shareholders:

Fund/Class	Name	Shares Owned
FPT–Common Shares	Cede & Co., New York, NY	6,965,519 (99.75%)
FMN–Common Shares	Cede & Co., New York,	6,169,640 (99.67%)

Each Fund received notice of filings on Schedule 13G and Schedule 13D indicating that a Shareholder owned more than 5% of a class of the Fund’s shares. The following is information relating to these Shareholders:

Fund/Class	Name	Date of Filing	Shares Owned
FPT – Common Shares	Karpus Investment Management, Pittsford, New York	June 20, 2017	1,472,058 (21.08%)
FPT – Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	January 28, 2016	503,332 (7.21%)
FPT – VMTPS	Citibank, N.A., New York, NY	June 20, 2014	1,847 (100%)
FPT– AMPS	Bulldog Investors, Brooklyn Capital Management (Phillip Goldstein, Pleasantville, NY and Andrew Dakos, Saddle Brook, NJ)	April 15, 2011	524 (31.26%)*
FPT – AMPS	Bank of America Corporation, Charlotte, NC Bank of America, N.A., Charlotte, NC Blue Ridge Investments, L.L.C., Charlotte, NC	March 12, 2010	545 (32.6%)*
FMN–Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	July 10, 2017	646,367 (10.45%)
FMN – VMTPS	Citibank, N.A., New York, NY	June 20, 2014	1,421 (100%)
FMN– AMPS	Bank of America Corporation, Charlotte, NC Bank of America, N.A., Charlotte, NC Blue Ridge Investments, L.L.C., Charlotte, NC	January 13, 2012	618 (85.15%)*

* In November 2011, each Fund announced a tender offer for 100% of its outstanding AMPS at a price of 96% of the $25,000 liquidation preference per share. Each tender offer closed on December 22, 2011, with 64.4% of AMPS then outstanding for FPT and 50.4% of AMPS then outstanding for FMN having been tendered and purchased. These filings precede the tender offer by each Fund and therefore these shareholders may own less than reported.

Meetings of the Board

The Board of each Fund met six times during the fiscal year ended November 30, 2016 (“fiscal 2016”). Each Trustee attended in fiscal 2016 at least 75% of the total number of meetings of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service.

Board Committee	Committee Members	Committee Functions
Executive	J. Christopher Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2016, the Executive Committee met on one occasion.
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill

The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Board has designated Messrs. Collins and O’Neill as audit committee financial experts.

The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function. In fiscal 2016, the Audit Committee met on ten occasions.

Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh

The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange.

The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of the accompanying SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. In fiscal 2016, the Nominating Committee met on two occasions.

Shareholder Communications

A Shareholder who wishes to communicate with the Board of either Fund, a Committee of the Board of either Fund or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund’s address appearing on the cover page of this Prospectus/Proxy Statement.

The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Joint Annual Meeting. No member of the Board attended the annual meeting in 2016.

independent registered public accounting firm

Ernst & Young LLP has been selected as the independent registered public accounting firm to audit the financial statements of each Fund for the 2017 fiscal year. Ernst & Young LLP audited the financial statements of each Fund’s in fiscal 2016. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.

The following table shows the fees billed by Ernst & Young LLP for each Fund’s last two fiscal years for services to the Fund and to the Adviser and its affiliates that provide ongoing services to a Fund:

	Year Ended November 30, 2016				Year Ended November 30, 2015
	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees[1]	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees[1]
FPT	$37,900	$—	$—	$—	$36,400	$—	$—	$43[1]
FMN	$37,900	$—	$—	$—	$36,400	$—	$—	$43[1]
Federated Investment Management Company (Adviser) and its affiliates that provide ongoing services to a Fund	N/A	$—	$—	$—	N/A	$84[1]	$—	$—
[1]	These services consisted of attendance at Audit Committee meeting.

The Audit Committee of each Fund is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee of each Fund. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of a Fund’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee of each Fund believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

1.	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by a Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to a Fund during the fiscal year in which the services are provided;
2.	Such services were not recognized by Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to a Fund at the time of the engagement to be non-audit services; and
3.	Such services are promptly brought to the attention of the Audit Committee of a Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee of each Fund. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee of each Fund are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee of each Fund pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X for each Fund’s last two fiscal years were as follows:

FMN:

2016	–	0%
2015	–	0%

FPT

2016	–	0%
2015	–	0%

Federated Investment Management Company and affiliates:

2016	–	0%
2015	–	0%

Non-Audit Fees billed to a Fund, the Adviser, and certain entities controlling, controlled by or under common control with the Adviser were as follows:

Fiscal year ended 2016	–	$198,979

Fiscal year ended 2015	–	$43,967

Each Fund’s Audit Committee has considered whether the auditor’s provision of non-audit services that were rendered to the Fund’s Adviser (and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds) and that were not pre-approved is compatible with maintaining the auditor’s independence.

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of each Fund is The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, NY 11217. The Custodian performs custodial, fund accounting and portfolio accounting services. Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021 serves as the Fund’s Transfer Agent and Dividend Disbursing Agent.

Where to Find Additional Information About The Funds

FPT’s and FMN’s Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2016, and FPT’s and FMN’s Semi-Annual Report, which includes unaudited financial statements for the period ending May 31, 2017, were previously mailed to Shareholders of each respective Fund. Each Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of tits Annual Report, which may be requested by writing to a Fund’s principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for each Fund is 1-800-341-7400.

FPT and FMN are each subject to the informational requirements of the Securities Act of 1933, the Exchange Act, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by each Fund can be obtained by calling or writing to the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website www.sec.gov.

Reports, proxy statements and other information concerning each Fund also may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require that each Fund’s Trustees and officers, each Funds’ Adviser and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund’s outstanding securities (“Reporting Persons”) file reports with the SEC with respect to changes in their beneficial ownership of securities of a Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by each Fund, each Fund believes that all Reporting Persons have timely made all of its filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2016.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2018 ANNUAL MEETING

Shareholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy statement for a particular annual shareholder meeting. Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund’s proxy statement for its 2018 annual meeting of shareholders must be received by each Fund, at the address indicated on the cover page to this Proxy Statement, not later than [ ], 2018. In order for a Shareholder proposal made outside of Rule 14a-8 under the Exchange Act or a Shareholder nomination to be considered “timely” under a Fund’s by-laws, such proposal or nomination must be received by a Fund no earlier than [ ], 2018 and no later than [ ], 2018 at the address indicated on the cover page to this Proxy Statement. However, if the date of the 2018 annual meeting is more than thirty days before or more than sixty days after the anniversary date of this year’s Joint Annual Meeting, notice by the Shareholder to be timely must be so delivered not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. To be valid, any such proposal or nomination must include all the information specified in the applicable Fund’s by-laws and comply with all applicable legal requirements. Timely submission of Shareholder proposal or Shareholder nomination does not guarantee that such proposal or nomination will be included in a Fund’s proxy statement or otherwise be eligible for presentation at a Fund’s shareholder meeting.

The Shareholder proposal deadlines apply to FMN, and will apply to FPT only if FPT remains a closed-end investment company listed on the NYSE. If FPT Shareholders approve the Plan, FMN’s Shareholders approve the Share Issuance, and the Reorganization closes before the 2018 annual meeting of FPT Shareholders, there will be no 2018 annual meeting for FPT. Under the Plan, in such case, FPT will reorganize with and into FMN and will no longer be listed on the NYSE. FMN will remain subject to NYSE rules and, as such, currently plans to hold the 2018 annual shareholder meetings.

About The Proxy Solicitation and The JOINT Annual Meeting

Proxies are being solicited by the Board of each Fund. The proxies will be voted at the joint annual meeting of shareholders of each Fund to be held at [ a.m.] (Eastern time) on October [ ], 2017, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such annual meeting and any adjournment or postponement thereof are referred to as the “Joint Annual Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Joint Annual Meeting, and the form of proxy are available online at the website listed on the proxy card(s) for the joint annual meeting.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. The Funds may also employ Computershare as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $10,000 for FPT and approximately $10,000 for FMN. Solicitations by such persons may be by telephone, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying Shareholder information, recording the Shareholder’s instructions, and confirming with the Shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Joint Annual Meeting is set forth in the accompanying Notice. Each Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Joint Annual Meeting. Should other business properly be brought before the Joint Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

PROXIES, QUORUM, AND VOTING AT THE JOINT ANNUAL MEETING

Only Common Shareholders and Preferred Shareholders of record on the Record Date will be entitled to vote at the Joint Annual Meeting. Each share of FPT and FMN is entitled to one vote.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the applicable Fund. In addition, although mere attendance at the Joint Annual Meeting will not revoke a proxy, a Shareholder present at the Joint Annual Meeting may withdraw his, her, or its proxy by voting in person. All properly executed and unrevoked proxies received in time for the Joint Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan, Share Issuance, and of the Nominees for Trustees named in this Prospectus/Proxy Statement..

In order to hold the Joint Annual Meeting, a “quorum” of Shareholders of FPT and FMN, as applicable, must be present. Holders of one-third (33-1/3%) of the total number of FPT shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the Shareholders of a Fund entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected. Approval of the Reorganization by FPT Shareholders requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FPT; or (b) 67% or more of the voting securities of FPT present at the Joint Annual Meeting if the Shareholders of more than 50% of the outstanding voting securities are present or represented by proxy. FPT’s largest beneficial owner, with combined ownership of more than 20 percent of all outstanding FPT Common Shares, has agreed to vote its shares in favor of the proposals. As such, the Board anticipates that quorum will be present and the proposals will pass.

Shareholder approval of the Share Issuance requires the affirmative vote of Common and Preferred Shareholders of FMN, voting together as a class, representing at least a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the proposal.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the nominees for Trustee and FOR the approval of the Reorganization and Share Issuance and FOR the nominated Trustees. For purposes of determining a quorum for transacting business at the Joint Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on the election of Trustees in Proposal #3 but will have the effect of a “no” vote for the purposes of obtaining the requisite approval of the Plan in Proposal #1.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Joint Annual Meeting from time to time to be held at the same place without further notice than by announcement to be given at the annual meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Joint Annual Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of Shareholder vote against the Reorganization or Share issuance, the Reorganization will not occur, at this time, and the Board of each Fund will consider alternatives such as re-proposing the Reorganization, reorganizing into a different fund, and liquidating FPT. All such adjournments will require the affirmative vote of a majority of the votes cast by those Shareholders present in person or by proxy, or by the chairman of the meeting. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against a proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A Shareholder vote may be taken on a proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

AMPS held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Joint Annual Meeting, or, if adjourned, one business day before the day to which the Joint Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of AMPS as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of AMPS of a Fund who have voted on that item. Rule 452 permits proportionate voting of AMPS with respect to a particular item if, among other things, (i) a minimum of 30% of the AMPS or shares of a series of AMPS outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the AMPS or shares of a series of AMPS outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

The details of each proposal to be voted on by the Shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal above. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Interests of Certain Persons

The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

J. Christopher Donahue and John B. Fisher are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated Investors, Inc. and its subsidiaries. J. Christopher Donahue and John B. Fisher currently serve as Trustees of the Funds.

Other Matters and Discretion of Attorneys Named in the Proxy

All shareholder communication should be directed to each Fund’s Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next annual meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting, and in a timely manner as required under a Fund’s governing documents and applicable law. See “Proxies, Quorum, and Voting at the Joint Annual Meeting.”

No business other than the matters described above is expected to come before the Joint Annual Meeting, but should any other matter requiring a vote of Shareholders of a Fund arise, including any question as to an adjournment or postponement of the Joint Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of each Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

Annex A:
Form of Agreement and Plan of Reorganization and TERMINATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated Premier Municipal Income Fund, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund”), and Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund, which offers common shares (“Common Shares”) (“Reorganizing Fund Common Shares”), Auction Market Preferred Shares (“AMPS”) (“Reorganizing Fund AMPS”), and Variable Rate Municipal Term Preferred Shares (“VMTPS”) (“Reorganizing Fund VMTPS” and, collectively with the Reorganizing Fund Common Shares and Reorganizing Fund Common Shares AMPS, “Reorganizing Fund Shares”) in exchange solely for Common Shares, par value $0.01 per share, of the Surviving Fund (“Surviving Fund Common Shares”), AMPS, $.01 par value and $25,000 liquidation preference per share, of the Surviving Fund (the “Surviving Fund AMPS”), and VMTPS, $.01 par value and $25,000 liquidation preference per share, of the Surviving Fund (“Surviving Fund VMTPS” and, collectively with the Surviving Fund Common Shares and Surviving Fund AMPS, “Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Common Shares, AMPS and VMTPS) to the holders of the outstanding shares of the Reorganizing Fund (Common Shares, AMPS and VMTPS, respectively), and (iii) the liquidation and dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). No fractional Surviving Fund Common Shares will be issued to the holders of Reorganizing Fund Common Shares. As described herein, in lieu thereof, Reorganizing Fund Common Shareholders will receive cash in lieu of fractional Surviving Fund Common Shares.

WHEREAS, the Surviving Fund and Reorganizing Fund are closed-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Board of Trustees (“Board” or “Trustees”) of the Surviving Fund has determined that the Reorganization, with respect to the Surviving Fund, is in the best interest of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of the Reorganizing Fund has determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to issue and deliver to the Reorganizing Fund: (a) the number of Surviving Fund Common Shares (including cash in lieu of fractional shares, if any) determined by multiplying (i) the outstanding Reorganizing Fund Common Shares by (ii) the ratio computed by dividing (x) the net asset value (“NAV”) per share of the Reorganizing Fund Common Shares computed in the manner and as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the Surviving Fund Common Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) the number of Surviving Fund AMPS and Surviving Fund VMTPS equal to the number of the Reorganizing Fund’s outstanding AMPS and VMTPS on the Closing Date. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their corresponding Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1. The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Surviving Fund AMPS and Surviving Fund VMTPS shall be identical in all material respects to those of the Surviving Fund’s existing series of AMPS and VMTPS. Dividends on shares of the Surviving Fund AMPS and Surviving Fund VMTPS, shall accumulate to and including the day before the Closing Date, as such term is defined in paragraph 3.1, and then cease to accumulate, and dividends on the Surviving Fund AMPS and Surviving Fund VMTPS, issued pursuant to the Reorganization shall accumulate in respect of their “Initial Rate Period” from and including the Closing Date at the same rate borne on the day before the Closing Date by each of the Surviving Fund AMPS and Surviving Fund VMTPS. The “Subsequent Rate Periods,” “Dividend Payment Dates” in respect of such “Subsequent Rate Periods” and initial and subsequent “Auctions” for the Surviving Fund AMPS and Surviving Fund VMTPS, issued pursuant to this paragraph 1.1 shall be fixed to be identical to the dividend and auction provisions applicable to the outstanding Surviving Fund AMPS and Surviving Fund VMTPS, as of immediately prior to the Closing Date. The “Initial Rate Period” and “Dividend Payment Rate” in respect of such Initial Rate Period, for the Surviving Fund AMPS and Surviving Fund VMTPS, issued pursuant to the Reorganization, shall be as set forth in the Proxy Statement/Prospectus, as hereinafter defined.

1.2       ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables and certain other assets (except as provided in this Agreement), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur on the Closing Date provided for in paragraph 3.1. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date that is retained by the Reorganizing Fund’s Adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund (a) a number of full Surviving Fund Common Shares (including cash in lieu of fractional shares, if any) equal in value to the aggregate NAV of the Reorganizing Fund Common Shares, calculated as of 4:00 p.m., Eastern time, on the Closing Date, and (b) the number of Surviving Fund AMPS and Surviving Fund VMTPS equal to the number of the Reorganizing Fund’s outstanding AMPS and VMTPS on the Closing Date.

1.3       LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund’s books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund’s Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund’s Adviser would be remitted to the Surviving Fund.

1.4       DECLARATION OF PREFERRED DIVIDENDS. At or prior to the Closing Date, the Surviving Fund will declare all accumulated but unpaid dividends on the Surviving Fund AMPS and Surviving Fund VMTPS, respectively, up to and including the day before which the Closing Date occurs, such dividends to be paid to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of Surviving Fund AMPS and Surviving Fund VMTPS, for which such Reorganizing Fund’s AMPS and VMTPS, respectively, were exchanged.

1.5       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record holding Reorganizing Fund Common Shares, determined as of the close of business on the Closing Date (the “Reorganizing Fund Common Shareholders”), all of the Surviving Fund Common Shares received by the Reorganizing Fund pursuant to paragraph 1.1, to its shareholders of record holding Reorganizing Fund AMPS, determined as of the Closing Date (“Reorganizing Fund AMPS Shareholders”), one share of Surviving Fund AMPS, in exchange for each share of Reorganizing Fund AMPS, held by such Reorganizing Fund AMPS Shareholders, and to its shareholders of record holding Reorganizing Fund VMTPS, determined as of the Closing Date (“Reorganizing Fund VMTPS Shareholders” and collectively the “Reorganizing Fund Preferred Shareholders”), one share of Surviving Fund VMTPS, in exchange for each share of Reorganizing Fund VMTPS, held by such Reorganizing Fund VMTPS Shareholders ); and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing, in the case of a Reorganizing Fund Common Shareholder, such shareholder’s pro rata share of the Surviving Fund Common Shares received by the Reorganizing Fund, in the case of a Reorganizing Fund AMPS Shareholder, a number of Surviving Fund AMPS received by the Reorganizing Fund equal to the number of Reorganizing Fund AMPS, and in the case of a Reorganizing Fund VMTPS Shareholder, a number of Surviving Fund VMTPS received by the Reorganizing Fund equal to the number of Reorganizing Fund VMTPS, and, respectively, held by such shareholder, and by paying to such shareholders of the Reorganizing Fund any Interim Dividends on such transferred shares. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

1.6       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares (plus cash in lieu of fractional Common Shares as described herein), all computed in the manner set forth in this Agreement, to be distributed to Reorganizing Fund Shareholders.

1.7       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.8       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.9       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

1.10       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

Article II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the close of regular trading on the NYSE on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund’s Declaration of Trust and the Registration Statement (as defined in paragraph 5.7) or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of the Surviving Fund and Reorganizing Fund). The value of the Reorganizing Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Reorganizing Fund AMPS and Reorganizing Fund VMTPS.

2.2       VALUATION OF SHARES. The NAV per Surviving Fund Common Share shall be the NAV per share computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund’s Declaration of Trust and the Registration Statement (as defined in paragraph 5.7) or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards). The value of the Surviving Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Surviving Fund AMPS and Surviving Fund VMTPS.

2.3       SHARES TO BE ISSUED. The number of Surviving Fund Common Shares to be issued (including cash in lieu of fractional shares, if any, as described below) in exchange for the Reorganizing Fund’s net assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined by dividing the value of the Reorganizing Fund’s net assets determined in accordance with paragraph 2.1 by the NAV per Surviving Fund Common Share determined in accordance with paragraph 2.2.

2.4       In the event there are fractional Surviving Fund Common Shares due Reorganizing Fund Shareholders after the Reorganizing Fund’s assets have been exchanged for Surviving Fund Common Shares, the Surviving Fund’s transfer agent will aggregate all such fractional Surviving Fund Common shares (except with respect to Reorganizing Fund Common Shares held in an account under the Reorganizing Fund’s Dividend Reinvestment Plan) and sell the resulting whole on the exchange on which such shares are listed for the account of all such Reorganizing Fund Shareholders, and each such Reorganizing Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Surviving Fund Common Shares, the Surviving Fund’s transfer agent will act directly on behalf of the Reorganizing Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Reorganizing Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.5       DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon, on behalf of the Surviving Fund and the Reorganizing Fund.

Article III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The closing shall occur on or about [ ], 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon (“BNY Mellon”), as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4       TRANSFER AGENT’S CERTIFICATE. Computershare Trust Co., N.A. (“Computershare”), as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, Computershare, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, assignments, checks, treasurer, chief financial officer, president/vice president, secretary and other certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund represents and warrants to the Surviving Fund as follows:

a)	The Reorganizing Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
b)	The Reorganizing Fund is registered as a closed-end management investment company under the 1940 Act, the Reorganizing Fund’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.
c)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
d)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
e)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
f)	The audited financial statements of the Reorganizing Fund as of November 30, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
g)	The unaudited financial statements of the Reorganizing Fund as of May 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of applicable Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
l)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account any permitted extension filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and other than as disclosed to and accepted by the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund or the performance of the Agreement by the Reorganizing Fund except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t)	The Reorganizing Fund has been in compliance and is in compliance in all material respects with the investment policies and restrictions set forth in the Registration Statement (as defined in paragraph 5.7). The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund’s ability to enter into this Agreement or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund represents and warrants to the Reorganizing Fund as follows:

a)	The Surviving Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
b)	The Surviving Fund is registered as a closed-end management investment company under the 1940 Act, the Surviving Fund’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.
c)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
d)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
e)	The audited financial statements of the Surviving Fund as of November 30, 2016 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
f)	The unaudited financial statements of the Surviving Fund as of May 31, 2017, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account any permitted extensions for filing) have been timely filed and are complete and correct in all material respects, , and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
k)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Surviving Fund or the performance of the Agreement by the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2       APPROVAL OF SHAREHOLDERS. The Reorganizing Fund and Surviving Fund will hold an annual meeting of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein, including approval of the issuance of Surviving Fund Common Shares (as described in paragraph 8.1).

5.3       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund’s Treasurer.

5.7       PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Funds’ Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date; provided, however, that the Reorganizing Fund may, but is not required to, distribute more investment company taxable income or net realized capital gains than is necessary to maintain its qualification as a RIC under the Code for its taxable year ending upon the Closing Date.

5.9       NYSE LISTING. The Surviving Fund agrees to use its reasonable best efforts to cause the Surviving Fund Common Shares to be issued pursuant to this Agreement to be listed on the NYSE.

5.10       DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. The Reorganizing Fund agrees that the (i) delisting of the Reorganizing Fund Common Shares with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Funds and the Adviser, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund Shareholders and Surviving Fund Shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund.

On or immediately prior to the Closing Date, the Reorganizing Fund shall have declared the dividends and/or distributions contemplated by paragraph 1.4.

Article VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund’s Declaration of Trust and By-Laws. In addition, the issuance of Surviving Fund Common Shares and the transactions contemplated herein, with respect to the Surviving Fund, shall have been approved by the requisite vote of the holders of the outstanding Surviving Fund Common Shares in accordance with applicable law, the requirements of the NYSE and the provisions of the Surviving Fund’s Declaration of Trust and By-Laws. Copies of the resolutions evidencing such approvals shall have been delivered to the Funds. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and liquidation of the Reorganizing Fund) should constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Surviving Fund and the Reorganizing Fund should each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss should be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss should be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss should be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares, except to the extent the Reorganizing Fund Shareholders receive cash in lieu of a fractional Surviving Fund Common Share.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization (including any fractional Surviving Fund Common Share to which a Reorganizing Fund Shareholder would be entitled) should be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder (including any fractional Surviving Fund Common Share to which a Reorganizing Fund Shareholder would be entitled) should include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund should be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund should include the period during which those assets were held by the Reorganizing Fund.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Funds will pay all expenses associated with the Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization to the extent not covered by voluntary waivers by the Adviser. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; and (e) solicitation costs of the transaction.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The Surviving Fund and the Reorganizing Fund agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty covenant, statement and/or understanding not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supercedes any prior representations, warranty, covenant, statement, and/or understanding between the parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement,, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Surviving Fund or Reorganizing Fund on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund or the Reorganizing Fund, or their respective Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund and the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund or Reorganizing Fund personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Surviving Fund and Reorganizing Fund, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Surviving Fund and Reorganizing Fund, as applicable, and signed by authorized officers of the Surviving Fund and Reorganizing Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Surviving Fund and Reorganizing Fund, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Federated Premier Municipal Income Fund

By:

Name:

Title:

Federated Premier Intermediate Municipal Income Fund

By:

Name:

Title:

Annex B:

FINANCIAL HIGHLIGHTS

Financial Highlights–Federated Premier Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2017	Year Ended November 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.55	$15.26	$15.37	$13.95	$16.08	$13.86
Income From Investment Operations:
Net investment income[1]	0.39	0.81	0.87	0.89	0.91	0.94
Net realized and unrealized gain (loss) on investments and futures contracts	0.54	(0.66)	(0.10)	1.43	(2.13)	2.16
Distributions to auction market preferred shareholders from net investment income[2]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
TOTAL FROM INVESTMENT OPERATIONS	0.93	0.15	0.77	2.32	(1.22)	3.10
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.37)	(0.86)	(0.88)	(0.90)	(0.91)	(1.00)
Increase From Auction Market Preferred Share Tender and Repurchase	--	--	--	--	--	0.12
Net Asset Value, End of Period	$15.11	$14.55	$15.26	$15.37	$13.95	$16.08
Market Price, End of Period	$14.28	$14.07	$14.85	$14.47	$12.47	$16.95
Total Return at Net Asset Value[4]	6.44%	0.73%	5.17%	17.09%	(7.76)%	23.90%
Total Return at Market Price[5]	4.14%	0.17%	8.98%	23.38%	(21.58)%	21.37%
Ratios to Average Net Assets:
Net expenses	1.68%[6]	1.59%	1.44%	1.43%	1.44%	1.44%
Net expenses excluding all interest and trust expenses[7]	0.99%[6]	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income[8]	5.16%[6]	5.45%	5.71%	6.02%	6.07%	6.19%
Expense waiver/reimbursement[9]	0.30%[6]	0.29%	0.31%	0.36%	0.28%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,548	$90,046	$94,408	$95,072	$86,237	$99,397
Portfolio turnover	7%	11%	15%	19%	19%	22%

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
5/31/2017	$53,675,000	$68,571	$50,054	$25,027	$25,000
11/30/2016	$53,675,000	$66,940	$50,043	$25,022	$25,000
11/30/2015	$53,675,000	$68,972	$50,028	$25,014	$25,000
11/30/2014	$53,675,000	$69,281	$50,029	$25,014	$25,000
11/30/2013	$36,575,000	$83,945	$50,026	$25,013	$25,000
11/30/2012	$36,575,000	$92,940	$50,029	$25,014	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Represents less than $0.01.
4	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.
8	Ratios reflect reductions for dividend payments to preferred shareholders.
9	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
10	Represents initial public offering price.

Financial Highlights–Federated Premier Intermediate Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2017	Year Ended November 30,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.73	$14.43	$14.50	$13.64	$15.27	$13.94
Income From Investment Operations:
Net investment income[1]	0.28	0.62	0.72	0.67	0.71	0.74
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.66)	(0.12)	0.90	(1.61)	1.22
Distributions to auction market preferred shareholders from net investment income[2]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
TOTAL FROM INVESTMENT OPERATIONS	0.88	(0.04)	0.60	1.57	(0.90)	1.96
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.27)	(0.66)	(0.67)	(0.71)	(0.73)	(0.78)
Increase From Auction Market Preferred Share Tender and Repurchase	--	--	--	--	--	0.15
Net Asset Value, End of Period	$14.34	$13.73	$14.43	$14.50	$13.64	$15.27
Market Price, End of Period	$13.55	$12.73	$13.29	$12.59	$12.14	$16.09
Total Return at Net Asset Value[4]	6.48%	(0.52)%	4.22%	11.76%	(6.00)%	15.51%
Total Return at Market Price[5]	8.65%	0.41%	11.08%	9.59%	(20.33)%	22.29%
Ratios to Average Net Assets:
Net expenses	1.82%[6]	1.68%	1.51%	1.51%	1.52%	1.52%
Net expenses excluding all interest and trust expenses[7]	0.99%[6]	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income[8]	3.95%[6]	4.57%	4.99%	4.74%	4.92%	5.04%
Expense waiver/reimbursement[9]	0.31%[6]	0.30%	0.32%	0.34%	0.27%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$100,095	$95,893	$100,725	$101,243	$95,263	$106,595
Portfolio turnover	11%	17%	13%	19%	21%	23%

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[10]
5/31/2017	$61,075,000	$65,972	$50,058	$25,029	$25,000
11/30/2016	$61,075,000	$64,252	$50,050	$25,025	$25,000
11/30/2015	$61,075,000	$66,230	$50,032	$25,016	$25,000
11/30/2014	$61,075,000	$66,442	$50,033	$25,016	$25,000
11/30/2013	$41,900,000	$81,840	$50,034	$25,017	$25,000
11/30/2012	$41,900,000	$88,601	$50,037	$25,019	$25,000
1	Per share numbers have been calculated using the average shares method.
2	The amounts shown are based on Common Share equivalents.
3	Represents less than $0.01.
4	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.
8	Ratios reflect reductions for dividend payments to preferred shareholders.
9	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
10	Represents initial public offering price.

Annex C

(Approved by the audit committees of Federated Premier Intermediate Municipal Income Fund (FPT) and Federated Premier Municipal Income Fund (FMN) on May 16, 2017)

Audit Committee Report

The Audit Committee of each Fund oversees the Fund’s financial reporting process on behalf of the Fund’s Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Each Fund’s management has the primary responsibility for the preparation, presentation and integrity of the Fund’s financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether the Fund’s audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee of each Fund has reviewed the Fund’s audited financial statements for the year ended November 30, 2016, and has discussed the financial statements with management and with Ernst & Young LLP, the Fund’s independent registered public accounting firm for 2016. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 360), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence.

Based on the reviews and discussions described above, the Audit Committee of each Fund authorized the inclusion of the Fund’s audited financial statements in the Fund’s Annual Report for the fiscal year ended November 30, 2016, filed with the Securities and Exchange Commission.

Respectfully submitted:

Thomas M. O’Neill, Audit Committee Chairman
Maureen Lally-Green, Audit Committee Member
John T. Collins, Audit Committee Member
G. Thomas Hough, Audit Committee Member

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

CUSIP

[####### (7/17)]

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER [], 2017

ACQUISITION OF THE ASSETS OF

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED PREMIER MUNICIPAL INCOME FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information dated September [ ], 2017 (“SAI”), is not a Prospectus. A Prospectus/Proxy Statement dated September [ ], 2017, related to the above-referenced matter may be obtained from Federated Premier Intermediate Municipal Income Fund (“FPT”) and/or Federated Premier Municipal Income Fund (“FMN”) pby writing or calling FPT and/or FMN at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

Table of Contents

Page

How are the Funds Organized?	1
How Similar are the Funds	1
Securities in Which the Funds Invest	2
Investment Objective (and Policies) and Investment Limitations	6
Non-Fundamental Investment Policies	7
Net Asset Value	8
Brokerage Transactions and Investment Allocation	10
Additional Information Concerning the Auctions for AMPS	11
Repurchase of Common Shares	12
Tax Information	13
Who Manages and Provides Services to the Funds?	17
Additional Information	32
Pro Forma Financial Information	34

How are the Funds Organized?

Federated Premier Intermediate Municipal Income Fund (“FPT”) and Federated Premier Municipal Income Fund (“FMN”) (each a “Fund,” and collectively, as applicable, the “Funds”) are each a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a Delaware statutory trust. Each Fund’s operations are governed by its Agreement and Declaration of Trust, as amended and supplemented (collectively, “Declarations of Trust”) and By-Laws and applicable state law.

Each Fund has outstanding common shares and two types of preferred shares. The Board of Trustees (the “Board”) of each Fund has established common shares, par value $0.01 per share (“Common Shares”), Auction Market Preferred Shares, liquidation preference $25,000 per share (“AMPS”), and Variable Rate Municipal Term Preferred Shares, liquidation preference $25,000 per share (“VMTPS”). The AMPS and VMTPS are collectively referred to herein, as applicable, as the “Preferred Shares.” The Common Shares and Preferred Shares are collectively, as applicable, referred to as “Shares.” See “Description of Capital Structure” in the Prospectus/Proxy Statement dated September [ ], 2017 (“Prospectus/Proxy Statement”).

The Prospectus/Proxy Statement and this Statement of Additional Information (“SAI”) are not offering documents for the VMTPS. The Prospectus/Proxy Statement and this SAI relate only to the registration of FMN’s Common Shares and AMPS in connection with the proposed Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which FMN would acquire all, or substantially all, of the assets of FPT in exchange for shares of FMN to be distributed pro rata by FPT to its Shareholders, in a complete liquidation and dissolution/termination of FPT (the “Reorganization”). The VMTPS will be issued in connection with the Reorganization; however, the VMTPS will be offered pursuant a private transaction and will not be registered under the Securities Act of 1933.

Each Fund’s investment adviser is Federated Investment Management Company (the “Adviser”), and both Funds are traded on the New York Stock Exchange (“NYSE”).

How Similar are the Funds?

Each Fund’s investment objective is to provide current income exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Each Fund invests primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser does not conduct its own analysis of the tax status of the interest paid by tax-exempt securities held by the Fund.

Each Fund normally invests substantially all (at least 90%) of its total assets in tax-exempt securities, and normally invests at least 80% of its total assets in investment grade tax-exempt securities. Each Fund may invest up to 20% of its total assets in tax-exempt securities of below investment grade quality (but not lower than B, including modifiers, sub-categories or gradations). The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Bonds of below investment grade quality are commonly referred to as “junk bonds,” are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Adviser performs a fundamental credit analysis on tax-exempt securities that a Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax-exempt securities held by a Fund on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (“NRSROs”).

The only difference between FPT and FMN’s investment strategies is that FPT, under normal circumstances, maintains a dollar-weighted average effective portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years, while FMN maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar weighted average duration of thirteen years or less.

Each Fund’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. Each Fund’s average stated portfolio maturity is determined based on the actual stated maturity dates of the debt securities in the Fund’s portfolio whether or not a security is subject to redemption at the option of the issuer prior to the security’s stated maturity. The average portfolio maturity of each Fund is dollar-weighted based upon the market value of the Fund’s securities at the time of calculation.

“Duration” measures the sensitivity of a security’s price to changes in interest rates. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to a change in market interest rates. The Adviser increases or reduces a Fund’s portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it attempts to shorten the portfolio duration. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve’s monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

For temporary or for defensive purposes, each Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes. For more information, see “Tax Matters” below.

Because each Fund refers to municipal investments in its name, each Fund has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal income tax. This policy is referred to as the “80% Policy.”

Each Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares of the Fund and the Preferred Shares of the Fund voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares of the Fund voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (2) more than 50% of the Shares, whichever is less.

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch, Inc. (“Fitch”). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO’s rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it.

Tax-exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds.”

If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment. See Appendix A to the SAI for a description of NRSRO ratings

Each Fund may make temporary defensive investments in treasury securities and agency securities, bank instruments, corporate debt securities, commercial paper, and repurchase agreements. Neither Fund can accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. Neither Fund generally will trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities.

Securities in Which the Funds Invest

The principal securities or other investments in which each Fund invests are described in the Prospectus/Proxy Statement. Each Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus/Proxy Statement information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus/Proxy Statement).

Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)

Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to each Fund, and therefore is not subject to registration or regulation as a commodity pool operator under the Act with respect to either Fund. Futures contracts traded OTC are frequently referred to as forward contracts. Each Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Interest Rate Futures

An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Index Futures

An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

Security Futures

A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. A call option gives the holder (or “buyer”) the right to buy the Reference Instrument from the seller (or “writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. If a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names including caps, floors and collars.

Common swap agreements that each Funds may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) of fixed-income securities in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Total Return Swaps

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Investing in Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. Each Fund may also invest in loan instruments, including trade finance loan instruments, mortgage-backed, high-yield and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by the Advisor or an affiliate of the Adviser. A Fund’s investment in the trade finance loan instruments through another investment company may expose the Funds to risks of loss after redemption. Each Fund may also invest in such securities directly. These other investment companies are managed independently of each of the Funds and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Funds in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Additionally, each Fund may invest in exchange-traded funds (“ETFs”). As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Temporary DEFENSIVE Investments

Each Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. A Fund may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet Shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect a Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives. Each Fund may make temporary defensive investments in the following taxable securities:

Treasury Securities (A Type of Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.

Bank Instruments (A Type of Fixed-Income Security)

Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Government Securities (A Type of Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal l authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.

Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Investors regard government securities as having minimal credit risk, but not as low as Treasury securities.

Each Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective Shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the Shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs) remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. Each Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper (A Type of Corporate Debt Security)

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. Each Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

Each Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks. Each Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. Each Fund uses repurchase agreements to secure its obligations in connection with dollar roll transactions.

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses, affect a Fund’s performance. During the most recent fiscal year, portfolio turnover rates for each of FPT and FMN were 17% and 11%, respectively, of the average value of the applicable Fund.

Investment Objective (and Policies) and Investment Limitations

Each Fund’s investment objective is to provide current income exempt from federal income tax, including AMT. Because each Fund refers to municipal investments in its name, it has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal income tax. This policy is referred to as the “80% Policy.”

Each Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares and the Preferred Shares voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (2) more than 50% of the Shares, whichever is less.

Investment Limitations

Concentration of Investments

Each Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, each Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Underwriting

Each Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Investing in Real Estate

Each Fund will not buy or sell real estate, although it may invest in tax-exempt securities secured by real estate or interests in real estate.

Investing in Commodities

Each Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Lending

Each Fund will not make loans, but may acquire publicly or non-publicly issued tax-exempt securities as permitted by its investment objective, policies and limitations.

Borrowing Money and Issuing Senior Securities

Each Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Non-Fundamental Investment Policies

Each Fund is also subject to the following non-fundamental investment policies, which may be changed by its Board without Shareholder approval.

Short Sales

Each Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Investing in Other Investment Companies

Each Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

Each Fund will not purchase securities of companies for the purpose of exercising control.

Net Asset Value

Each Fund’s net asset value (“NAV”) per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

Each Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees (“Board”) of the Fund. A substantial portion of each Fund’s fixed income investments will be valued according to the mean between bid and asked prices as furnished by an independent pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, each Fund generally values investments as follows:

■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.

■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by its Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if a Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that a Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

Each Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Fair Valuation and Significant Events Procedures

The Board of each Fund has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board of each Fund has appointed a Valuation Committee comprised of officers of each Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board of each Fund has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating each Fund’s NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board of each Fund has authorized each Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.

The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, backtesting of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “Fair Valuation Procedures.”

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). Each Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. Each Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that a Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board of each Fund periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represents a good faith determination of an investment’s fair value. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per Common Share.

Significant Events. The Board of each Fund has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

Each Fund’s Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, a Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” Each Fund’s Board has ultimate responsibility for any fair valuations made in response to a significant event.

Brokerage Transactions and Investment Allocation

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by a Fund’s Board.

Investment decisions for each Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from a Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by a Fund.

The Funds paid the following aggregate amounts in brokerage commissions on the Funds’ securities purchases during the last three fiscal years.  All of the commissions were paid to entities not affiliated with either Fund or the Adviser.

	Aggregate Brokerage Commissions Paid
Brokerage Commissions For the Fiscal Year Ended	FPT	FMN
November 30, 2016	$1,181.25	$292.50
November 30, 2015	$3,172.50	$2,531.25
November 30, 2014	$1,822.5	$1,226.25

Additional Information Concerning the Auctions for AMPS

Securities Depository. The Depository Trust Company (“DTC”) acts as the Securities Depository with respect to each Fund’s AMPS. One certificate for all of each Fund’s AMPS has been registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Statement of Preferences of Auction Market Preferred Shares for a Fund’s AMPS. Each Fund will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of any right of holders of AMPS to elect a majority of a Fund’s trustees, Cede & Co. will be the holder of record of the AMPS and owners of AMPS will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The auction agent will act as agent for each Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered or omitted for any error of judgment made by it in the performance of its duties under the auction agency agreement between a Fund and the auction agent and will not be liable for any error of judgment made in good faith unless auction agent was negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the holders of a Fund’s AMPS, the auction agent’s registry of holders, the results of auctions and notices from any broker-dealer (or other person, if permitted by a Fund) with respect to transfers described under “Secondary Market Trading and Transfers of AMPS” below and notices from a Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:30 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate its auction agency agreement with a Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, a Fund will use its best efforts to enter into an agreement with a successor auction agent. A Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor.

The dividend rates on shares of each Fund’s AMPS, including the AMPS issued pursuant to the Reorganization are structured to be determined on the basis of auctions, which are scheduled to be held weekly. However, in February 2008, escalating liquidity pressures across financial markets led to the systemic failure of the AMPS market and the auction process used to set the AMPS’ dividend rate. This failure is ongoing and affects each Fund’s AMPS whose dividend rates are currently set by reference to a predetermined, index-based formula (the “Maximum Rate”). As a result, the dividend rates of the AMPS remain at the maximum applicable rates. The dividend rate for FMN’s and FPT’s AMPS at May 31, 2017, was 1.057% and 1.046%, respectively. While repeated unsuccessful auctions have affected the liquidity for each Fund’s AMPS, they do not constitute a default or alter the credit quality. The auction agent, currently Deutsche Bank Trust Company Americas, will pay each broker-dealer trailer commissions after each auction, from funds provided by each Fund.

Secondary Market Trading and Transfers of AMPS

The Broker-Dealers are expected to maintain a secondary trading market in the AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance than any secondary trading market in the AMPS will provide owners with liquidity of investment. The AMPS are not listed on any stock exchange or authorized for trading on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;
•	to a Broker-Dealer; or
•	to such other persons as may be permitted by the Fund; provided, however, that
•	a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and
•	in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the auction agent of such transfer.

Broker-Dealers

The auction agent after each auction for a Fund’s AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.05%, in the case of any auction before a rate period of seven days, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction before a special rate period, of the purchase price of the Fund’s AMPS placed by such broker-dealer at such auction. A Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

The broker-dealer agreement provides that a broker-dealer, other than an affiliate of a Fund, may submit orders in auctions for its own account. Any broker-dealer that is an affiliate of a Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

Repurchase of Common Shares

Each Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV per Common Share, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because Shares of a closed-end investment company may frequently trade at prices lower than NAV per Common Share, a Fund’s Board may consider action that might be taken to reduce or eliminate any material discount from NAV per Common Share in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of a Fund to an open-end investment company. A Fund’s Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when a Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per Share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by a Fund will be borne by a Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

Subject to its investment restrictions, a Fund may borrow to finance the repurchase of Shares or to make a tender offer. Interest on any borrowings to finance Share repurchases transactions or the accumulation of cash by a Fund in anticipation of Share repurchases or tenders will reduce the Fund’s net income. Any Share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by a Fund’s Board at the time it considers such issue, it is each Fund’s Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code (the “Code”) (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Fund’s Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other events or conditions which would have a material adverse effect (including any adverse tax effect) on the Fund or its Shareholders if Shares were repurchased. A Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its Shares at prices below NAV per Common Share will result in an increase in the NAV of those Shares that remain outstanding. However, there can be no assurance that Share repurchases or tender offers at or below NAV will result in a Fund’s Shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund’s Shares may be the subject of repurchase or tender offers from time to time, or that a Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by a Fund of its Common Shares will decrease the Fund’s Managed Assets (the “Management Fee”), which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by a Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if a Fund’s Common Shares trade below NAV per Common Share, the Fund’s Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if a Fund’s Shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

Tax Information

Federal Tax Matters

The following is a description of certain federal income tax consequences to a Shareholder acquiring, holding and disposing of a Fund’s Common Shares, AMPS, or VMTPS. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in a Fund.

Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its Shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of shares or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “90% gross income test”). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its Shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the Shareholder less the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute at least annually to its Shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a special taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If a Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure and pays an excise tax.

Distributions by a Fund of investment company taxable income, if any, whether received in cash or additional Shares, will be taxable to Shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) and generally will not qualify for the dividends received deduction in the case of corporate Shareholders. Net long-term capital gains realized by a Fund and distributed to Shareholders in cash or additional Shares will be taxable to Shareholders as long-term capital gains regardless of the length of time investors have owned Shares of the Fund. Distributions by a Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the Shareholder’s tax basis in his, her or its Shares. Any excess will be treated as gain from the sale of his, her or its Shares, as discussed below.

Each Fund intends to invest in sufficient tax-exempt securities to permit payment of “exempt-interest dividends” (as defined in the Code). Except as provided below, exempt-interest dividends paid to Shareholders are not includable in the holder’s gross income for federal income tax purposes.

If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders.

Prior to purchasing shares in a Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such Shares prior to the record date will have the effect of reducing the per Share NAV by the per Share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the Shareholder) on December 31.

The Internal Revenue Service’s position in a published revenue ruling indicates that a Fund is required to designate distributions paid with respect to each class of its shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of Shares will be equal to the portion of total Fund dividends received by such class. Thus, a Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated among the classes.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Although exempt-interest dividends generally may be treated by Shareholders as items of interest excluded from their gross income, each Shareholder is advised to consult his, her or its tax advisor with respect to whether exempt-interest dividends retain their exclusion if the Shareholder would be treated as a “substantial user,” or a “related person” of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by a Fund.

Federal income tax law imposes an AMT with respect to both corporations and individuals based on certain items of tax preference. Interest on certain “private activity bonds” is an item of tax preference subject to the AMT on individuals and corporations. In addition, for corporations, AMT income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the AMT income. Interest on tax-exempt municipal bonds, and therefore all exempt-interest dividends received from a Fund, are included in calculating adjusted current earnings. Accordingly, investment in a Fund could cause Shareholders to be subject to or result in an increased liability under the AMT. Each Fund will annually supply its Shareholders with a report indicating the amount and nature of amounts distributed to them.

The sale of shares normally will result in capital gain or loss to Shareholders who hold their Shares as capital assets. Generally, a Shareholder’s gain or loss will be long-term capital gain or loss if the Shares have been held for more than one year even though the increase in value in such Shares is attributable to tax-exempt interest income. In addition, gain realized by a Fund from the disposition of a tax-exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by Shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

All or a portion of a sales charge paid in purchasing a Fund’s Shares cannot be taken into account for purposes of determining gain or loss on the sale of such Shares within 90 days after their purchase to the extent Shares or shares of another fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date of such sale, without payment of a sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the Shareholder’s tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of a Fund’s Shares if the Shareholder purchases other Shares of the same Fund (whether through reinvestment of distributions or otherwise) or the Shareholder acquires or enters into a contract or option to acquire Shares that are substantially identical to the sold shares within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired. Further, any losses realized on the redemption, sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such shares.

In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any tax year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its Shareholders would be taxable to Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s earnings and profits.

Each Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 28%) on taxable dividends and certain other payments paid to non-corporate Shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the Shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

In the event a Fund does not timely cure a failure to maintain (a) a Discounted Value (as described in the AMPS’ Statement of Preferences) of its portfolio equal to the Preferred Shares Basic Maintenance Amount (as described in the AMPS’ Statement of Preferences) or (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS (“Investment Company Act Preferred Shares Asset Coverage”), the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent a Fund from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to dividends paid) and 90% of its net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% excise tax on the undistributed taxable income, including net capital gain, or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, a Fund will be required to redeem Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Each Fund may, at its option, redeem the Fund’s Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a Shareholder’s interest in a Fund, (c) is substantially disproportionate with respect to the Shareholder or (d) with respect to a non-corporate Shareholder, is in partial liquidation of the Shareholder’s interest in a Fund. For purposes of (a), (b) and (c) above, a Preferred Shareholders ownership of Common Shares will be taken into account.

Each Fund intends to take the position that under present law the Fund’s Preferred Shares will constitute stock, rather than debt of the Fund. It is possible, however, that the Internal Revenue Service could take a contrary position asserting for example that a Fund’s Preferred Shares constitutes debt of a Fund. If that position was upheld, distributions in a Fund’s Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Fund.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of a Fund and its Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of a Fund and the income tax consequences to the Fund’s Shareholders.

State and Local Tax Matters

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from that state’s income tax. Therefore, each Fund will report annually to its Shareholders the percentage of interest income earned by such Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of a Fund are advised to consult with their own tax advisors about state and local tax matters.

Who Manages and Provides Services to the Funds?

BoardS of Trustees

Each Fund’s Board is responsible for managing the Fund’s business affairs and for exercising all of the Fund’s powers except those reserved for the Fund’s Shareholders. The following tables give information about each Trustee of each Fund and the senior officers of each Fund. Where required, the tables separately list Trustees who are “interested persons” of a Fund (within the meaning of Section 2(a)(19) of the 1940 Act” (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Closed-End Fund Board. As of December 31, 2016, the Federated Fund Complex consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and, except with respect to the Funds, serves for an indefinite term.

qualifications of Interested Trustees

Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.

ABOUT THE TRUSTEES

The following table provides a complete listing of each Fund’s Board of Trustees.

Interested Trustees Background and Compensation

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FPT and FMN (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (past calendar year)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; Chairman, Passport Research Ltd.

		$0	$0	2020+
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Began serving: May 2016

Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

		$0	$0	2018
* +

Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated Investors and its subsidiaries.

If elected

qualifications of Interested Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background, Qualifications and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.

  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age for Independent Trustees of 75 years.
  Possesses no conflicts which would interfere with qualifying as Independent Trustee.
  Appropriate interpersonal skills to work effectively with other Independent Trustees.
  Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies.
  Diversity of background.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From FPT and FMN (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (past calendar year)	Year of Term Expiration
John T. Collins Birth Date: January 24, 1947 TRUSTEE Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).

Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.

Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

	$1,135.76 (FPT) $1,124.14 (FMN)	$275,000		2020+
G. Thomas Hough Birth Date: February 28,1955 TRUSTEE Began serving: January 2016

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).

Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.

Qualifications: Mr. Hough served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.

	$1,135.76 (FPT) $1,124.14 (FMN)	$275,000		2018
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009

Principal Occupations: Director or Trustee of the Federated Fund Complex; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.

Other Directorships Held: Director, CONSOL Energy Inc.

Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.

		$1,135.76 (FPT) $1,124.14 (FMN)	$275,000	2019
Peter E. Madden** Birth Date: March 16, 1942 TRUSTEE Began serving: December 2002

Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None.

Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.

		$1,383.55 (FPT) $1,369.39 (FMN)	$335,000	2018+
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.	$1,032.52 (FPT) $1,021.96 (FMN)	$250,000	2018
Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: August 2006

Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: None.

Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

		$1,239.01 (FPT) $1,226.34 (FMN)	$300,000	2019
P. Jerome Richey Birth Date: February 23, 1949 TRUSTEE Began serving: January 2014

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.

Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

		$1,032.52 (FPT) $1,021.96 (FMN)	$250,000	2020+
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).).	$1,032.52 (FPT) $1,021.96 (FMN)	$250,000	2018+

** Pursuant to the Board’s retirement policy, Mr. Madden currently plans to retire on December 31, 2017.

Board Leadership Structure

As required under the terms of certain regulatory settlements, the Chairman of each Fund’s Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Investors or its affiliates or (other than his position as a Trustee) with the Fund.

Board Role in Risk Oversight

Each Board’s role in overseeing its Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Investors’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Investors, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from each Fund’s Chief Compliance Officer, which is the same individual, regarding significant compliance risks. On behalf of each Board, the Audit Committee plays a key role overseeing each Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with each Fund’s Principal Financial Officer, which is the same individual, and outside auditors, as well as with Federated Investors’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership of Shares in the Funds and in the Federated Family of Investment Companies

Interested Board Member Name	Dollar Range of Shares owned in FPT (as of July 26, 2017)	Dollar Range of Shares owned in FMN (as of July 26, 2017)	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies (as of July 26, 2017)
J. Christopher Donahue	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
John B. Fisher	None	None	Over $100,000
Independent Board Member Name
John T. Collins	None	None	Over $100,000
G. Thomas Hough	None	None	$50,001 - $100,000
Maureen Lally-Green	None	None	Over $100,000
Peter E. Madden	None	None	Over $100,000
Charles F. Mansfield, Jr.	None	None	Over $100,000
Thomas M. O’Neill	None	None	Over $100,000
P. Jerome Richey	None	None	Over $100,000
John S. Walsh	None	None	Over $100,000

Officers of the Funds

The executive officers of each Fund are elected annually by each Fund’s Board. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: December 2002

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Lori A. Hensler Birth Date: January 6, 1967 TREASURER Began serving: April 2013

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.

Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: December 2002

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Began serving: January 2005

Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: July 2015

Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.

Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER AND SENIOR VICE PRESIDENT Began serving: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated’s taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
*	Officers do not receive any compensation from the Fund.

Share Ownership of the Funds

As of July 26, 2017, the following Trustee and/or Officers owned shares of a Fund:

Name	Position(s)	Fund/Class	Shares Owned
J. Christopher Donahue	President and Trustee	FMN–Common Shares	6,800
J. Christopher Donahue	President and Trustee	FPT–Common Shares	6,800
Richard B. Fisher	Vice Chairman	FMN –Common Shares	46,616

As of July 26, 2017, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund’s outstanding shares.

As of July 26, 2017, to the best of each Fund’s knowledge, the following persons owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund/Class	Name	Shares Owned
FPT–Common Shares	Cede & Co., New York, NY	6,965,519 (99.75%)
FMN–Common Shares	Cede & Co., New York,	6,169,640 (99.67%)

Each Fund received notice of filings on Schedule 13G and Schedule 13D indicating that a Shareholder owned more than 5% of a class of the Fund’s shares. The following is information relating to these Shareholders:

Fund/Class	Name	Date of Filing	Shares Owned
FPT – Common Shares	Karpus Investment Management, Pittsford, New York	June 20, 2017	1,472,058 (21.08%)
FPT – Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	January 28, 2016	503,332 (7.21%)
FPT – VMTPS	Citibank, N.A., New York, NY	June 20, 2014	1,847 (100%)
FPT– AMPS	Bulldog Investors, Brooklyn Capital Management (Phillip Goldstein, Pleasantville, NY and Andrew Dakos, Saddle Brook, NJ)	April 15, 2011	524 (31.26%)*
FPT – AMPS	Bank of America Corporation, Charlotte, NC Bank of America, N.A., Charlotte, NC Blue Ridge Investments, L.L.C., Charlotte, NC	March 12, 2010	545 (32.6%)*
FMN–Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	July 10, 2017	646,367 (10.45%)
FMN – VMTPS	Citibank, N.A., New York, NY	June 20, 2014	1,421 (100%)
FMN– AMPS	Bank of America Corporation, Charlotte, NC Bank of America, N.A., Charlotte, NC Blue Ridge Investments, L.L.C., Charlotte, NC	January 13, 2012	618 (85.15%)*

* In November 2011, each Fund announced a tender offer for 100% of its outstanding AMPS at a price of 96% of the $25,000 liquidation preference per share. Each tender offer closed on December 22, 2011 with 64.4% of FPT’s then-outstanding AMPS and 50.4% of FMN’s then-outstanding AMPS having been tendered and purchased. These filings precede the tender offer by each Fund and, therefore, if these shareholders participated in the tender offer(s), they currently may own fewer shares than are reported in the filings.

Meetings of the Board

The Board of each Fund met six times during the fiscal year ended November 30, 2016 (“fiscal 2016”). Each Trustee attended at least 75% of the total number of meetings in fiscal 2016 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service.

Board Committee	Committee Members	Committee Functions
Executive	J. Christopher Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to Shareholders any action requiring Shareholder approval. In fiscal 2016, the Executive Committee met on one occasion.
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill

The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Board has designated Messrs. Collins and O’Neill as audit committee financial experts.

The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function. In fiscal 2016, the Audit Committee met on ten occasions.

Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh

The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated’s website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange.

The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by Shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any Shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the Shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. In fiscal 2016, the Nominating Committee met on two occasions.

Investment Adviser

The Board of each Fund governs the Fund. Each Board selects and oversees the Fund’s Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by a Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated Investors, Inc. advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $360.4 billion in assets as of June 30, 2017. Federated Investors was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated Investors provides investment products to approximately 8,500 investment professionals and institutions.

The Adviser advises approximately 89 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $213.9 billion in assets as of December 31, 2016.

Pursuant to investment advisory agreements between the Adviser and each Fund, the Adviser receives an annual fee in a maximum amount equal to 0.55% of the average daily value of each Fund’s total Managed Assets . For these purposes, “Managed Assets” means the total assets of a Fund (including recorded assets attributable to any Preferred Shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing Preferred Shares and/or borrowings from a credit facility).

In addition to the Management Fee of the Adviser, each Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing Shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Subject to the terms described in the Expense Limitation discussed below, the Adviser may voluntarily choose to waive any portion of its fee. For year ended November 30, 2016, the Adviser voluntarily waived $299,492 and $272,127 of its fee for FPT and FMN, respectively.

The Adviser and certain of its affiliates (which may include Federated Securities Corp (FSC), Federated Administrative Services (FAS) and Federated Shareholder Services Company (FSSC)) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on VMTPS and commission costs on Preferred Shareholder dividend payments) paid by each Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total annual operating expenses will not be more or less than 0.99%.

The Adviser shall not be liable to either Fund or any Fund Shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

Portfolio Managers

Each Fund’s portfolio managers are Lee R. Cunningham II and R.J. Gallo (the “Portfolio Managers”). The following information about the Portfolio Managers is provided as of the end of each Fund’s most recently completed fiscal year unless otherwise indicated.

In addition to managing FPT, Messrs. Cunningham and Gallo are also primarily responsible for the day-to-day portfolio management of the following accounts.

Types of Accounts Managed by Lee Cunningham	Total Number of Additional Accounts Managed/Total Assets* by Lee Cunningham	Total Number of Additional Accounts Managed/Total Assets* by R.J. Gallo
Registered Investment Companies	3/$841.7million	4/$1.8 billion
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	0/$0	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

In addition to managing FMN, Messrs. Cunningham and Gallo are also primarily responsible for the day-to-day portfolio management of the following accounts.

Types of Accounts Managed by Lee Cunningham	Total Number of Additional Accounts Managed/Total Assets* by Lee Cunningham	Total Number of Additional Accounts Managed/Total Assets* by R.J. Gallo
Registered Investment Companies	3/$848.1 million	4/$1.8 billion
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	0/$0	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Funds: None.

The Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated Investors). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus a Fund’s designated peer group of comparable funds/accounts and on a one, three and five year pre-tax total return basis versus the Fund's benchmark (i.e., S&P, custom intermediate 70% A & up/20% BBB/10% HY/3yr+/Non AMT) and versus the designated peer group of comparable funds/accounts. Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one-year of performance history under a portfolio manager may be excluded.

As noted above, the portfolio managers are also the portfolio manager for other funds/accounts in addition to a Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of a Fund or other funds/accounts for which the portfolio managers are responsible when his compensation is calculated may be equal or can vary.

In addition, the portfolio managers may have oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP group. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of the portfolio managers’ IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors’ overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

AdministratOR

Federated Administrative Services (FAS) provides each Fund with administrative personnel and services. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:

Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

Fees Paid by each Fund for Services

For the Year Ended May 31,	2016	2015	2014
FPT Advisory Fee Paid	$903,765	$890,103	$823,167
FPT Advisory Fee Waived	$(299,462)	$(323,079)	$(340,128)
FMN Advisory Fee Paid	$829,687	$816,435	$746,541
FMN Advisory Fee Waived	$(272,127)	$(294,252)	$(332,669)

CUSTODIAN

The Custodian of the assets of each Fund is The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, NY 11217. The Custodian performs custodial, fund accounting and portfolio accounting services. Foreign instruments purchased by a Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT

Each Fund’s transfer agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.The Transfer Agent maintains all necessary Shareholder records.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm for each Fund conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether each Fund’s financial statements and financial highlights are free of material misstatement.

Code Of Ethics

As required by SEC rules, each Fund, its Adviser, and each Fund’s principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund. These codes can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Voting Proxies On Fund Portfolio Securities

Each Fund’s Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. Each Fund’s Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of management proposals and Shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy.

The following examples illustrate how the General Policy may apply to management proposals and Shareholder proposals submitted for approval or ratification by holders of the company’s voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote in favor of: (1) a proposal to require a company’s audit committee to be comprised entirely of independent directors; (2) Shareholder proposals to declassify the board of directors; in favor of Shareholder proposals to require a majority voting standard in the election of directors; (3) proposals to grant Shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (4) a proposal to require independent tabulation of proxies and/or confidential voting of Shareholders; (5) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (6) a proposal to repeal a Shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (7) Shareholder proposals to eliminate supermajority requirements in company bylaws; (8) Shareholder proposals to separate the roles of chairman of the board and Chief Executive Officer (“CEO”) (9) Shareholder proposals to allow Shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”); (10) the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company’s chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (f) served on a board that did not implement a Shareholder proposal that Federated supported and received more than 50% Shareholder support the previous year.

On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and (3) authorize a stock repurchase program.

On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of Shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (3) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies consistent with the General Policy. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted. The Adviser generally votes proxies against proposals submitted by Shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that Shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for Shareholder proposals not supported by the company’s board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of Shareholder direction.

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires Shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a Shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by a Fund’s Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee’s behalf; soliciting voting recommendations from the Adviser’s investment professionals, as necessary; bringing requests to the Proxy Committee from the Adviser’s investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

The Adviser has hired a proxy voting service to obtain, vote, and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a Shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser’s clients (and Shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of a Fund (and its Shareholders) and those of the Adviser. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the applicable Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from a Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Fund’s Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other Shareholders, so as to not affect the outcome beyond helping to establish a quorum at the Shareholders’ meeting. This is referred to as “proportional voting.” If a Fund owns shares of another Federated Investors mutual fund, the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Fund’s Board or the client on how the proposal should be voted. If a Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If a Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which a Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming Shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:

■	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how a Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Additional Information

A Registration Statement on Form N-14, including amendments thereto, relating to the Shares of FMN offered hereby, has been filed by FMN with the SEC, Washington, D.C. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to FMN and the Shares offered hereby, reference is made to FMN’s Registration Statement. Statements contained in the Prospectus/Proxy Statement and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Pro Forma Financial Information

Federated Premier Intermediate Municipal Income Fund into Federated Premier Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund (“FPT”) and Federated Premier Municipal Income Fund (“FMN”) (individually referred to as the “Fund” or collectively, as applicable, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the 1940 “Act”), as diversified, closed-end management investment companies. Each Fund is advised by Federated Investment Management Company (the “Adviser”).

The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of each Fund’s Annual Report for the fiscal year ended November 30, 2016 and Semi-Annual Report for the six-months ended May 31, 2017, which are on file with the SEC and are available at no charge. Each Fund follows generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve months ended May 31, 2017, is intended to present ratios and supplemental data as if the Reorganization of FPT into FMN had been consummated on June 1, 2016. The Reorganization is intended to consolidate FPT with a fund with the same investment objectives and substantially similar investment strategies and risks. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross Shareholder expenses may be reduced in the future.

Each Fund currently has one common share class outstanding (Common Share), as well as preferred shares in the form of Auction Market Preferred Shares (AMPS) and Variable Rate Municipal Term Preferred Shares (VMTPS). The AMPS are redeemable at the option of a Fund at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date. Each Fund’s VMTPS are a floating–rate form of Preferred Shares with a mandatory term redemption unless extended, and dividends that reset weekly to a fixed spread of 1.00% against the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. The Reorganization provides for the proposed exchange of net assets of Common Shares, AMPS and VMTPS of FPT for Common Shares, AMPS and VMTPS of FMN, respectively. Under GAAP, FMN will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is intended to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by FPT or its Shareholders as a result of the Reorganization.

Each Fund will bear any expenses associated with their participation in the Reorganization, except as contemplated in the Prospectus/Proxy Statement. Each Fund’s Adviser and/or its affiliates will bear certain expenses associated with each Fund’s participation in the Reorganization, provided however that the Funds shall bear direct reorganization expenses associated with their participation in the Reorganization estimated to be $25,000 in the aggregate.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Code.

Portfolio Valuation

In calculating its NAV, each Fund generally values investments as follows:

■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if a Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.

Fair Valuation Procedures

The Board of each Fund has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board of each Fund has appointed a Valuation Committee comprised of officers of each Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of each Funds NAV. The Board of each Fund has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). Each Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. Each Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by each Fund’s Board.

Pro Forma Adjustments

As of May 31, 2017, FPT’s net assets amounted to approximately $100 million and FMN’s net assets amounted to approximately $94 million. The expected net assets of the combined fund, had the Reorganization been consummated on June 1, 2016, the beginning of FMN’s 12-month period, would have been approximately $173 million, assuming the Tender Offer of FPT Common Shares is fully subscribed (as described in the Prospectus/Proxy Statement).

At May 31, 2017, FPT and FMN each paid investment advisory fees computed at the annual rate of 0.55% of each Fund’s Managed Assets.

On a pro forma basis, for the twelve months ended May 31, 2017, the proposed Reorganization of FPT and FMN would have resulted in a decrease in gross operating expenses of approximately $285,000, the most significant of which are a decrease of approximately $90,000 in portfolio accounting fees and $49,000 in transfer agent fees due to the combining of two Funds into one, as the base contract fee is per Fund. Likewise, reductions of approximately $39,000 in audit fees and $60,000 in miscellaneous result from the combination. On a pro forma basis, the combined pro forma Fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary fee/expense limits. With respect to FMN, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual Fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse-floater trusts, interest expense on VMTPS and commission costs on preferred Shareholder dividend payments) paid by a Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total operating expenses will not be more or less than 0.99%.

Tax Status

Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, FMN intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its Shareholders, by complying with the Subchapter M provision of the Code and to distribute to Shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, FPT will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are mainly the result of defaulted securities and discount accretion/premium amortization on debt securities.

Capital Loss Carryforwards

As of May 31, 2017, based on amounts as of their most recently completed fiscal year end, FPT and FMN had capital loss carryforwards available to offset future net realized capital gains of $5,486,130 and $3,308,236, respectively.

Appendix A

Investment Ratings

Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA-An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA-An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated “CC” is currently highly vulnerable to nonpayment.

C-A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D-An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P Rating Outlook

An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.

Positive-Positive means that a rating may be raised.

Negative-Negative means that a rating may be lowered.

Stable-Stable means that a rating is not likely to change.

Developing-Developing means a rating may be raised or lowered.

N.M.-N.M. means not meaningful.

S&P Short-Term Issue RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D-A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY’S Short-Term RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1-Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2-Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3-Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH, INC. (Fitch) LONG-TERM Debt RATINGs

Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

AAA: Highest Credit Quality- “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality-”AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality-”A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality-”BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative-”BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly Speculative-”B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk-Default is a real possibility.

CC: Very High Levels of Credit Risk-Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk-Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted Default-”RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D: Default-”D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

FITCH SHORT-TERM DEBT RATINGs

A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1: Highest Short-Term Credit Quality-Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good Short-Term Credit Quality-Good intrinsic capacity for timely payment of financial commitments.

F-3: Fair Short-Term Credit Quality-The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality-Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk-Default is a real possibility.

RD: Restricted Default-Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default-Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS

A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.

aaa: Exceptional-Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.

aa: Very Strong-Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.

a: Strong-Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.

bbb: Adequate-Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb: Speculative-Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.

b: Very Speculative-Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c: Extremely Speculative-Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d: In Default-Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.

A.M. BEST SHORT-TERM DEBT RATINGS

A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.

AMB-1+ Strongest-Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.

AMB-1 Outstanding-Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.

AMB-2 Satisfactory-Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.

AMB-3 Adequate-Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.

AMB-4 Speculative-Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.

d: In Default-Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.

A.M. Best Rating Modifiers

Both long- and short-term credit ratings can be assigned a modifier.

u-Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.

pd-Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010).

i-Indicates rating assigned is indicative.

A.M. BEST RATING OUTLOOK

A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.

Positive-Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.

Negative-Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.

Stable-Indicates low likelihood of rating change due to stable financial/market trends.

Not Rated

Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of Registrant's Declaration of Trust. The Investment Management Agreement between the Registrant and Federated Investment Management Company (“Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Management Agreement on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy. The Purchase Agreement between the Registrant, the Adviser and the Underwriters named therein provides for indemnification of the Underwriters by the Registrant and the Adviser and of the Registrant and the Adviser and their officers and trustees for certain liabilities and also provides for contribution under certain circumstances. The Indemnification Agreement between the Registrant and the Adviser provides for indemnification of the Registrant and its officers and trustees for certain liabilities.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Copy of Amended and Restated Declaration of Trust of the Registrant;	(1)
	1.2	Amendment No. 1 to Amended and Restated Declaration of Trust;	+
	1.3	Copy of Statement of Preferences (AMPS) of the Registrant;	(2)

(2)
	2.1	Copy of Amended and Restated By-Laws of the Registrant;	(1)
	2.2	Amendment Nos. 1-5 to Amended and Restated By-Laws;	+

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization and Termination is filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)
	5.1	Form of Stock Certificate of the Registrant;	(1)
	5.2	Form of Preferred Shares (AMPS) certificate of the Registrant;	(2)

(6)	Conformed copy of Investment Management Agreement of the Registrant;	(1)

(7)	Conformed copy of Master Agreement Among Underwriters;	(1)

(8)	Not applicable

(9)	Conformed copy of Custody Agreement of the Registrant;	+

(10)	Not applicable

(11)	Form of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued (to be filed by amendment)

(12)	Form of Opinion regarding Tax Consequences of the Reorganization	+

(13)
	13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement;	(1)
	13.2	Conformed copy of Indemnification Agreement (Common Shares) between the Registrant and the Adviser;	(2)
	13.3	Conformed copy of Indemnification Agreement (Preferred Shares) between the Registrant and the Adviser;	+
	13.4	Conformed copy of Transfer Agency Agreement of the Registrant;	+
	13.5	Conformed copy of Auction Agency Agreement;	+
	13.6	Form of DTC Letter of Representations	(2)
	13.7	Conformed copy of Broker/Dealer Agreement (MLPF&S);	+
	13.8	Conformed copy of Broker/Dealer Agreement (Oppenheimer);	+
	13.9	Form of Broker/Dealer Agreement (UBS);	+
	13.10	Conformed copy of Amended and Restated Agreement for Administrative Services;	+
	13.11	Conformed copy of Fund Accounting Agreement;	+
	13.12	Conformed copy of Services Agreement;	+

(14)	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Trustees;	+
	16.2	Conformed copy of Power of Attorney of the Registrant;	+

(17)
	17.1	Form of Ballot (Common Shares);	+
	17.2	Form of Ballot (Preferred Shares);	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO AN AMENDMENT OF THE REGISTRANT FILED ON FORM N-2 (FILE NOS. 333-100605 and 811-21235)
1.	Pre-Effective Amendment No. 3 filed December 17, 2002.
2.	Pre-Effective Amendment No. 3 (Preferred Shares – 333-102033) filed February 12, 2003.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, FEDERATED PREMIER MUNICIPAL INCOME FUND, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 11th day of August, 2017.

FEDERATED PREMIER MUNICIPAL INCOME FUND
BY:/s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY:/s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 11, 2017
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney